Exhibit 99.1

[Translation]

Securities Code: 8307

June 13, 2005

To: Shareholders:

Ryosuke Tamakoshi, President and CEO

UFJ Holdings, Inc.

5-6, Fushimimachi 3-chome, Chuo-ku, Osaka-shi

CONVOCATION NOTICE OF

THE FOURTH ANNUAL GENERAL SHAREHOLDERS’ MEETING AND

THE CLASS SHAREHOLDERS’ MEETING OF SHAREHOLDERS OF ORDINARY SHARES

Notice is hereby given that the fourth annual general shareholders’ meeting and the class shareholders’ meeting of shareholders of ordinary shares of UFJ Holdings, Inc. (the “Company”) will be held in accordance with the schedule described below. Your attendance is respectfully requested.

This annual general shareholders’ meeting will put the Agenda Item, “Approval of the plan for disposition of loss for the fourth fiscal year,” under which the Company decides not to distribute preferred dividends, on the agenda of the meeting. Pursuant to the Articles of Incorporation of the Company, the shareholders of preferred shares also have voting rights in connection with each agenda item.

Furthermore, the Agenda Item, “Approval of the merger agreement between the Company and Mitsubishi Tokyo Financial Group, Inc.,” will be put on the agenda of the meeting. Therefore, the class shareholders’ meeting of shareholders of ordinary shares will be concurrently held to resolve this agenda item in accordance with Articles 345 and 346 of the Commercial Code of Japan.

If you are unable to attend the meeting on the day set forth below, you may exercise your voting rights by either of the following methods. After examining the reference documents set forth below, please exercise your voting rights no later than June 28, 2005 (Tuesday).

[Voting by mail]

Please indicate your approval or disapproval of each agenda item with respect to each shareholders’ meeting on the enclosed voting instruction form, affix your seal to the form and then return it by mail.

[Voting through the Internet]

Please access the website for exercising voting rights (http://www.evote.jp/) and indicate your approval or disapproval of each agenda item with respect to each shareholders’ meeting according to the directions on the screen.

If you exercise your voting rights through the Internet, please confirm the “Procedures for Exercising Voting Rights through the Internet” set forth on page [        ] below.

Schedule

1.	Date and Time:	June 29, 2005 (Wednesday) at 10:00 a.m.

2.	Place:	UFJ Tokyo Building 1-1, Otemachi 1-chome, Chiyoda-ku, Tokyo

3.	Subject Matters of the Meeting:

[Fourth Annual General Shareholders’ Meeting]

Mattersto be reported:

1. Report on the business report, the balance sheet, and the profit and loss statement for the fourth fiscal year (from April 1, 2004 to March 31, 2005)

2.      Report on the consolidated balance sheet, the consolidated profit and loss statement, and the results of audits of the consolidated financial statements by the accounting auditor and the board of statutory auditors for the fourth fiscal year (from April 1, 2004 to March 31, 2005)

Mattersto be resolved:

	AgendaItem No. 1:	Approval of the plan for disposition of loss for the fourth fiscal year

	Agenda Item No. 2:	Partialamendment to the Articles of Incorporation

The substance of this Agenda Item is described on pages [ ] and [ ] of the “Reference Document with respect to the Exercise of Voting Rights” below.

	Agenda Item No. 3:	Approval of the merger agreement between the Company and Mitsubishi Tokyo Financial Group, Inc.

The substance of this Agenda Item is described on pages [ ] and [ ] of the “Reference Document with respect to the Exercise of Voting Rights” below.

	Agenda Item No. 4:	Election of [ ( )] Directors

	AgendaItem No. 5:	Election of [ ( )] Statutory Auditors

Please note that financial statements, consolidated financial statements, and a complete copy of the audit report required to be attached hereto are set forth in the “(Schedule of the Convocation Notice of the Fourth Ordinary General Meeting and the Meeting of Shareholders of Common Stock)” enclosed herewith.

[Meeting of Shareholders of Ordinary Shares]

Mattersto be resolved:

AgendaItem:	Matters concerning the approval of the merger agreement between the Company and Mitsubishi Tokyo Financial Group, Inc.

The substance of this Agenda Item is described on pages [ ] and [ ] of the “Reference Document with respect to the Exercise of Voting Rights” below.

*        *        *        *        *         *

On attending the meeting, please submit the enclosed voting instruction form to the reception desk at the meeting place.

2

[Translation]

June 13, 2005

To: Shareholders of Series 1 Class 1 preferred shares:

Ryosuke Tamakoshi, President and CEO

UFJ Holdings, Inc.

5-6, Fushimimachi 3-chome, Chuo-ku, Osaka-shi

CONVOCATION NOTICE OF

THE CLASS SHAREHOLDERS’ MEETING OF SHAREHOLDERS OF

SERIES 1 CLASS 1 PREFERRED SHARES

Notice is hereby given that the class shareholders’ meeting of shareholders of Series 1 Class 1 preferred shares of UFJ Holdings, Inc. (the “Company”) will be held in accordance with the schedule described below. Your attendance is respectfully requested.

However, please note that if the shareholders who holds all of Series 1 of Class 1 preferred shares consent, by the consent letter enclosed herewith, to the agenda item concerning the matters to be resolved described below, it shall be deemed that this class shareholders’ meeting has passed a resolution approving such agenda item in accordance with Article 253, Paragraph 1 of the Commercial Code of Japan, and therefore, this class shareholders’ meeting will not be held.

Schedule

1.	Date and Time:	June 29, 2005 (Wednesday) at [ : ] p.m.

2.	Place:	[ ] floor, UFJ Tokyo Building

1-1, Otemachi 1-chome, Chiyoda-ku, Tokyo

3.	SubjectMatters of the Meeting:

Mattersto be resolved:

	Agenda Item:	Approval of the merger agreement between the Company and Mitsubishi Tokyo Financial Group, Inc.

The substance of this Agenda Item is described on pages [ ] and [ ] of the “Reference Document with respect to the Exercise of Voting Rights” below.

[Translation]

Agenda Item No. 3:	Approval of Merger Agreement between UFJ Holdings, Inc. and Mitsubishi Tokyo Financial Group, Inc.

1.	Reasons for Necessity of Merger

UFJ Holdings, Inc. (the “Company”) and Mitsubishi Tokyo Financial Group, Inc. (“MTFG”) have agreed to merge as of October 1, 2005 based on the merger agreement described below.

In the current environment in which the needs of domestic and foreign customers are becoming more diversified and advanced, the two groups, UFJ and MTFG, by virtue of business integration, will create the “world’s leading comprehensive financial group” which can succeed in global competition and provide customers with products and services of the highest level.

By virtue of this business integration, we will create a highly competitive group of companies, become a significant presence in the field of major financial businesses such as banking, trusts, securities, investment trusts, and credit cards, and dramatically strengthen our systems to comprehensively, efficiently and flexibly respond to all the needs of our customers through close coordination among the group companies.

The new comprehensive financial group will allocate its operations throughout the Tokyo Metropolitan area, the Chubu area, and the Kansai area in a well-balanced manner. In the overseas arena, the new group will have the largest global network among Japanese banks. Thus, the new group will have many contact points with a variety of customers, from individual to small and medium-sized companies to large corporations. The combination of the UFJ and MTFG groups will have a strong complementary effect on various aspects of business operations and branch office networks. We will commit ourselves to further enrich our products and services by utilizing each group’s arsenal and pursue greater efficiency of group operations for the entire new group. Corporate governance systems will also be further reinforced and improved with a view to creating a truly reliable comprehensive financial group. Thus, we are aiming to contribute to the prosperity of our customers, society, and the economy, while striving to increase our shareholder value.

The new group will adhere to the philosophy of customer-centeredness, and make each and every kind of management effort to become a comprehensive financial group gaining strong customer support. Based on such customer-centered philosophy, and leveraged by our excellent competitiveness unchallenged by any other Japanese financial group, it is our aspiration to become a member of the top five global financial institutions in terms of aggregate market value by 2008. We are determined to work hard toward this goal.

We request that our shareholders understand and support the above and approve this agenda item.

2.	Content of Merger Agreement

Merger Agreement

Mitsubishi Tokyo Financial Group, Inc. (“MTFG”) and UFJ Holdings, Inc. (“UFJ”) make and enter into this Merger Agreement (this “Agreement”) as follows.

Article 1    Method of Merger

MTFG will merge with UFJ (the “Merger”), whereby MTFG will be the surviving company and UFJ will be the dissolving company upon the Merger.

Article 2    Amendment to Articles of Incorporation

Prior to the Merger, MTFG plans to propose amendments to the current Articles of Incorporation as set forth in Attachment 1 as the meeting agenda (the “Pre-Merger Agenda”) at its Shareholders’ Meetings for Merger Approval as provided for in Article 5. Such amendment to the Articles of Incorporation will become effective immediately upon approval of the Pre-Merger Agenda at the Shareholders’ Meetings for Merger Approval. After such amendment to the Articles of Incorporation becomes effective, MTFG shall amend its Articles of Incorporation as set forth in Attachment 2 upon the Merger. Such amendment becomes effective, with respect to Articles 5, 11 through 13 (except the amendment of “Article 37” to “Article 38” as set forth in Article 12), 17, 18 and 39 of the Articles of Incorporation so amended, upon effectiveness of the Merger, and with respect to Articles other than Articles 5, 11 through 13 (except the amendment of “Article 37” to “Article 38” as set forth in Article 12), 17, 18 and 39 of the Articles of Incorporation so amended, at the scheduled merger date (gappei kijitsu). If the Pre-Merger Agenda is not approved at the MTFG Shareholders’ Meetings for Merger Approval or is not proposed at the MTFG Shareholders’ Meetings for Merger Approval, MTFG shall amend its Articles of Incorporation as set forth in Schedule 3 upon the Merger. Such amendment becomes effective, with respect to Articles 5, 6, 11 through 19 (except the amendment of “Article 37” to “Article 38” as set forth in Article 12) and 39 of the Articles of Incorporation so amended, upon effectiveness of the Merger, and with respect to Articles other than Articles 5, 6, 11 through 19 (except the amendment of “Article 37” to “Article 38” as set forth in Article 12) and 39 of the Articles of Incorporation so amended, at the scheduled merger date.

Article 3    Shares to be Issued upon the Merger and Allocation thereof

Upon the Merger, MTFG shall issue classes of shares, and allot and deliver such shares to the shareholders (the term “shareholder” being hereinafter defined as including a beneficial shareholder and a fractional shareholder) of UFJ as follows:

(1)	Ordinary Shares

Upon the Merger, MTFG shall issue shares of common stock in a number equal to the product obtained by multiplying the (x) total number of common stock of UFJ held by the shareholders entered or recorded in the latest shareholder register (the term “shareholder register” being hereinafter defined as including a beneficial shareholder register and a fractional shareholder register) of UFJ as of the day immediately preceding the scheduled merger date by (y) 0.62, and allot and deliver such issued shares to the shareholders of common stock of UFJ at a rate of 0.62 shares of common stock of MTFG per share of common stock of UFJ; provided, however, that the shares of common stock of UFJ held by MTFG and treasury shares held by UFJ do not receive an allocation.

(2)	Series 2 Class 2 Preferred Shares

Upon the Merger, MTFG shall issue shares of Class 8 preferred stock in a number equal to the total number of the Series 2 Class 2 preferred shares of UFJ held by the shareholders entered or recorded in the latest shareholder register of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the shareholders of Series 2 Class 2 preferred stock of UFJ at a rate of 1 share of Class 8 preferred stock of MTFG per share of the Series 2 Class 2 preferred stock of UFJ.

The details of Class 8 preferred stock allotted and delivered by MTFG shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 4 as well as in MTFG’s Articles of Incorporation.

(3)	Series 4 Class 4 Preferred Shares

Upon the Merger, MTFG shall issue shares of Class 9 preferred stock in a number equal to the total number of the Series 4 Class 4 preferred shares of UFJ held by the shareholders entered or recorded in the latest shareholder register of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the shareholders of Series 4 Class 4 preferred stock of UFJ at a rate of 1 share of Class 9 preferred stock of MTFG per share of the Series 4 Class 4 preferred stock of UFJ.

The details of Class 9 preferred stock allotted and delivered by MTFG shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 5 as well as in MTFG’s Articles of Incorporation.

(4)	Series 5 Class 5 Preferred Shares

Upon the Merger, MTFG shall issue shares of Class 10 preferred stock in a number equal to the total number of the Series 5 Class 5 preferred shares of UFJ held by the shareholders entered or recorded in the latest shareholder register of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the shareholders of Series 5 Class 5 preferred stock of UFJ at a rate of 1 share of Class 10 preferred stock of MTFG per share of the Series 5 Class 5 preferred stock of UFJ.

The details of Class 10 preferred stock allotted and delivered by MTFG shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 6 as well as in MTFG’s Articles of Incorporation.

(5)	Series 6 Class 6 Preferred Shares

Upon the Merger, MTFG shall issue shares of Class 11 preferred stock in a number equal to the total number of the Series 6 Class 6 preferred shares of UFJ held by the shareholders entered or recorded in the latest shareholder register of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the shareholders of Series 6 Class 6 preferred stock of UFJ at a rate of 1 share of Class 11 preferred stock of MTFG per share of the Series 6 Class 6 preferred stock of UFJ.

The details of Class 11 preferred stock allotted and delivered by MTFG shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 7 as well as in MTFG’s Articles of Incorporation.

(6)	Series 7 Class 7 Preferred Shares

Upon the Merger, MTFG shall issue shares of Class 12 preferred stock in a number equal to the total number of the Series 7 Class 7 preferred shares of UFJ held by the shareholders entered or recorded in the latest shareholder register of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the shareholders of Series 7 Class 7 preferred stock of UFJ at a rate of 1 share of Class 12 preferred stock of MTFG per share of the Series 7 Class 7 preferred stock of UFJ.

The details of Class 12 preferred stock allotted and delivered by MTFG shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 8 as well as in MTFG’s Articles of Incorporation.

Article 4    Increase of Capital, Reserve, etc.

4.1	The capital, capital reserve, retained earnings reserve, voluntary reserve and other retained earnings of MTFG shall be increased due to the Merger as follows:

(1) Capital:	0 yen.

(2) Capital reserve:	the amount of profit from the Merger (gappei saeki) less the amounts described in Items (3) and (4) of this Article 4.1.

(3) Retained earnings reserve:	the amount of UFJ’s retained earnings reserve as of the scheduled merger date.

(4) Voluntary reserve and other retained earnings:

the amount of UFJ’s voluntary reserve and other retained earnings as of the scheduled merger date; provided, however, that MTFG and UFJ will determine upon consultation the items and amounts to be retained.

4.2	If the amount of profit from the Merger is less than the total of the amounts described in Items (3) and (4) of Article 4.1, the amounts described in Items (3) and (4) of Article 4.1 shall be decreased to the amount of profit from the Merger in the order of Items (4) and (3) of Article 4.1.

4.3	MTFG and UFJ may change the amounts described in Items (2) through (4) of Article 4.1 upon consultation and taking into consideration UFJ’s financial condition as of the scheduled merger date.

Article 5    Shareholders’ Meetings for Merger Approval

5.1	MTFG and UFJ shall each hold an ordinary general shareholders’ meeting on June 29, 2005 (MTFG’s ordinary general shareholders’ meeting is also a class shareholders’ meeting of holders of ordinary shares), and seek approval of this Agreement and matters necessary for the Merger.

5.2	MTFG shall hold a class shareholders’ meeting of holders of Class 3 preferred shares on June 29, 2005, and seek approval of this Agreement and matters necessary for the Merger.

5.3	UFJ shall hold class shareholders’ meetings of holders of ordinary shares, Series 1 Class 1 preferred shares, Series 2 Class 2 preferred shares, Series 4 Class 4 preferred shares, Series 5 Class 5 preferred shares, Series 6 Class 6 preferred shares and Series 7 Class 7 preferred shares, respectively, on June 29, 2005, and seek approval of this Agreement and matters necessary for the Merger.

5.4	MTFG and UFJ may change upon consultation the date on which each of the shareholders’ meetings provided for in Article 5.1 and class shareholders’ meetings of each class of shareholders provided for in Articles 5.2 and 5.3 (collectively, the “Shareholders’ Meetings for Merger Approval”) are held if so required for the merger process or for other reasons.

Article 6    Scheduled Merger Date

The scheduled merger date shall be October 1, 2005; provided, however, that MTFG and UFJ may change the date upon consultation if such change is required for the merger process or for other reasons.

Article 7    Transfer of Assets

7.1	UFJ shall transfer all of its assets and liabilities, and rights and obligations to MTFG on the scheduled merger date based on the balance sheet or other calculations as of March 31, 2005 after adjusting for the increase and decrease calculations occurring before the scheduled merger date.

7.2	UFJ shall clarify to MTFG the details of changes in its assets and liabilities, and in its rights and obligations, occurring during the period from April 1, 2005 to the scheduled merger date by drafting a clarifying statement.

Article 8    Merger-related Cash Distributions

MTFG shall make no payments of merger-related cash distributions (gappei kouhukin) upon the Merger.

Article 9    Management of Assets

MTFG and UFJ shall each perform their respective business operations and manage and operate their respective assets with the due care of a prudent custodian after the execution of this Agreement until the scheduled merger date. If either MTFG or UFJ attempts to conduct an activity that would have a material effect on its assets, rights and obligations, both parties shall consult and agree before conducting such activity.

Article 10    Maximum Amount of Year-End and Interim Dividends

10.1	MTFG may pay to the shareholders and registered pledgees entered or recorded in its latest shareholder register as of March 31, 2005 year-end dividends up to the maximum amount set forth below for each class of shares, subject to approval at the MTFG’s ordinary general shareholders’ meeting as provided for in Article 5.1:

6,000 yen per each ordinary share

41,250 yen per each Class 1 preferred share

7,069 yen per each Class 3 preferred share

Total: 41,657,895,220 yen

10.2	MTFG may pay to the shareholders and registered pledgees entered or recorded in its latest shareholder register as of September 30, 2005 interim dividends up to the maximum amount set forth below for each class of shares, subject to a resolution of its board of directors:

3,000 yen per each ordinary share

30,000 yen per each Class 3 preferred share

Total: 22,636,060,110 yen

Article 11    Initial Date for Calculating Dividends

The initial date to calculate the dividends of ordinary shares to be issued by MTFG in accordance with Article 3(1) shall be October 1, 2005.

Article 12    Treatment of Employees

MTFG shall continue to employ all employees (including executive officers and seconded personnel; the same applies hereinafter) employed by UFJ as of the scheduled merger date as MTFG’s employees; provided, however, that the length of service of such employees at UFJ shall be added to the length of service of such employees at MTFG, and other employment matters shall be separately determined upon consultation between MTFG and UFJ.

Article 13    Names of Directors and Statutory Auditors Appointed upon the Merger

Directors and statutory auditors of MTFG to be newly appointed upon the Merger shall be as follows; provided, however, that the date of appointment shall be on the scheduled merger date:

(1)	Directors

Ryosuke Tamakoshi, Toshihide Mizuno, Shintaro Yasuda,

Hirohisa Aoki, Hiroshi Hamada, Iwao Okijima

(2)	Statutory auditors

Haruo Matsuki, Kunie Okamoto

Article 14    Term of Office of MTFG’s Statutory Auditors Appointed before the Merger

The term of office of MTFG’s statutory auditors who were appointed before the Merger (including the statutory auditors to be appointed in accordance with Article 13) shall be as set forth in Article 33 of the Articles of Incorporation as amended in connection with the Merger.

Article 15    Retirement Compensation of Directors and Statutory Auditors

15.1	Retirement compensation of MTFG’s directors or statutory auditors who will resign before the scheduled merger date may be paid in accordance with the provisions of, or standards for, MTFG’s current retirement compensation for officers with the approval of shareholders at MTFG’s ordinary general shareholders’ meeting as provided for in Article 5.1 or other general shareholders’ meetings to be separately held.

15.2	Retirement compensation of UFJ’s directors or statutory auditors who will not be appointed as MTFG’s directors or statutory auditors in accordance with Article 13 and former UFJ’s directors or statutory auditors who resigned before the execution date of this Agreement but did not receive retirement compensation upon his or her resignation may be paid with the approval of shareholders at MTFG’s general shareholders’ meeting to be held after the Merger in the amount calculated in accordance with the provisions of, or standards for, UFJ’s current retirement compensation for officers.

15.3	The amount of retirement compensation of UFJ’s directors or statutory auditors who will be appointed as MTFG’s directors or statutory auditors in accordance with Article 13 shall be determined considering the total term of office in UFJ until the date immediately prior to the scheduled merger date and the term of office in MTFG. Upon determination, retirement compensation for the term of office in UFJ shall be calculated in accordance with the provisions of, or standards for, UFJ’s current retirement compensation for officers.

Article 16    Submitting of UFJ’s Share Certificates

UFJ shall cause UFJ’s shareholders to submit all share certificates representing UFJ’s shares.

Article 17    Amendment of Terms and Conditions of the Merger and Termination of this Agreement

17.1	For the period from the execution date of this Agreement to the effectiveness of the Merger, if, due to Acts of God or for any other reason, any material change occurs to the financial condition or business results of MTFG or UFJ or any event that materially interferes with the execution of the Merger occurs, MTFG and UFJ may, upon agreement following consultation, amend the terms and conditions of the Merger or terminate this Agreement.

17.2	In the event that the performance of any obligations under this Agreement would result in a breach of the fiduciary duties of MTFG’s or UFJ’s directors or statutory auditors, and MTFG and UFJ agree as a result of mutual consultations in good faith, then MTFG and UFJ shall amend this Agreement so as not to cause such breach.

Article 18    Validity of this Agreement

This Agreement shall be nullified if:

(1)	an approval of one of the Shareholders’ Meetings for Merger Approval of MTFG or UFJ as provided for in Article 5 is not obtained;

(2)	an approval or authorization of the relevant authorities prescribed by domestic or foreign laws and ordinances is not obtained before the scheduled merger date, or such approval or authorization is subject to any condition or limitation that may materially interfere with the execution of the Merger; or

(3)	this Agreement is terminated in accordance with Article 17.1.

Article 19    Matters not Provided for in this Agreement

Except for the matters provided for in this Agreement, matters necessary for the Merger shall be resolved in the spirit of this Agreement and upon consultation in good faith between MTFG and UFJ.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and sealed in duplicate, and MTFG and UFJ shall each retain one original.

April 20, 2005

MTFG:	Mitsubishi Tokyo Financial Group, Inc.
2-4-1, Marunouchi, Chiyoda-ku, Tokyo

UFJ:	UFJ Holdings, Inc.
3-5-6, Fushimimachi, Chuo-ku, Osaka-shi

(Attachment 1)

(Changes are indicated by underlines)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER I.

GENERAL PROVISIONS

(Trade Name)

Article 1.

The Company shall be called “Kabushiki Kaisha Mitsubishi Tokyo Financial Group” and shall be called in English “Mitsubishi Tokyo Financial Group, Inc.” (hereinafter referred to as the “Company”).

CHAPTER I. GENERAL PROVISIONS (Trade Name) Article 1. (No change.)

(Purpose)

Article 2.

The purpose of the Company shall be to engage in the following businesses as a bank holding company:

1.      Administration of management of banks, trust banks, specialized securities companies, insurance companies or other companies which the Company may own as its subsidiaries under the Banking Law; and

2.      Any other businesses incidental to the foregoing businesses mentioned in the preceding item.

(Purpose) Article 2. (No change.)
(Location of Head Office) Article 3. The Company shall have its head office in Chiyoda-ku, Tokyo.	(Location of Head Office) Article 3. (No change.)
(Method of Public Notice) Article 4. Public notices of the Company shall be given in the Nihon Keizai Shimbun published in Tokyo.	(Method of Public Notice) Article 4. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
CHAPTER II. SHARES	CHAPTER II. SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Company shall be twenty-two million four hundred twenty-one thousand four hundred (22,421,400) shares, twenty-two million (22,000,000) of which being Ordinary Shares, eighty-one thousand four hundred (81,400) of which being Class 1 Preferred Shares, one hundred thousand (100,000) of which being Class 2 Preferred Shares, one hundred twenty thousand (120,000) of which being Class 3 Preferred Shares, and one hundred twenty thousand (120,000) of which being Class 4 Preferred Shares; provided, however, that if any number of the shares are cancelled or any number of Class 2 Preferred Shares or Class 4 Preferred Shares are converted into Ordinary Shares, such number shall be deducted accordingly from the relevant number of Shares authorized to be issued.

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Company shall be twenty-two million nine hundred twenty thousand (22,920,000) shares, the details of which shall be as set forth below; provided, however, that if any number of the shares are cancelled or any number of Class 6 Preferred Shares or Class 7 Preferred Shares are converted into Ordinary Shares, such number shall be deducted accordingly from the relevant number of Shares authorized to be issued.

Ordinary Shares:

twenty two million (22,000,000) shares

Class 3 Preferred Shares:

one hundred twenty thousand (120,000) shares

Class 5 Preferred Shares:

four hundred thousand (400,000) shares

Class 6 Preferred Shares:

two hundred thousand (200,000) shares

Class 7 Preferred Shares:

two hundred thousand (200,000) shares

(Purchase of Own Shares) Article 6. The Company may purchase its own Ordinary Shares by a resolution of the Board of Directors. (Newly established.)

(Purchase of Own Shares)

Article 6.

1. (No change.)

2. If the Company purchases its own Ordinary
Shares and/or any class of Preferred Shares by a
resolution of an ordinary general meeting of
shareholders, such purchase may be made in respect
of any of one or more classes of the shares. In case of
such purchase, shareholders who hold shares other
than those being subject to the relevant purchase are
not entitled to make a request as provided for by
Article 210, Paragraph 7 of the Commercial Code.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
(Newly established.)	3. If the Company cancels its own Ordinary Shares and/or any class of Preferred Shares, such cancellation may be made in respect of any of one or more classes of the shares.

(Record Date)

Article 7.

1. The Company shall deem the shareholders (including beneficial shareholders; the same shall apply hereinafter) whose names have been entered or recorded in the latest register of shareholders (including the register of beneficial shareholders; the same shall apply hereinafter) as of March 31 of each year to be the shareholders who are entitled to exercise their rights at the ordinary general meeting of shareholders for the relevant fiscal term.

2. In addition to the above, whenever necessary, the Company may, upon giving prior public notice, fix a date as a record date and may deem the shareholders or registered pledgees whose names have been entered or recorded in the latest register of shareholders as of such date, or the fractional shareholders whose names have been entered or recorded in the latest ledger of fractional shares as of such date, as the shareholders, the registered pledgees or the fractional shareholders entitled to exercise their rights.

(Record Date) Article 7. (No change.)

(Request for Sale of Fractional Shares)

Article 8.

1. A fractional shareholder may request that the Company sell to such fractional shareholder fractional shares which shall become one (1) share if combined with the fractional shares already held by such fractional shareholder.

2. In case of a request provided for in the preceding paragraph, the Company may refuse the request if the Company does not own fractional shares to be sold to such fractional shareholder.

(Request for Sale of Fractional Shares) Article 8. (No change.)
(Transfer Agent) Article 9. 1. The Company shall have a transfer agent for its shares and fractional shares.	(Transfer Agent) Article 9. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

2. The transfer agent and its handling office shall
be designated by a resolution of the Board of Directors,
and public notice thereof shall be given.

3. The register of shareholders, the ledger of
fractional shares and the register of lost share
certificates of the Company shall be kept at the handling
office of the transfer agent. The registration of transfer
of shares, the registration of pledges on shares, the
entries or records in the register of beneficial
shareholders and in the register of lost share certificates
as well as in the ledger of fractional shares, the purchase
of fractional shares by the Company and the purchase of
additional fractional shares by fractional shareholders,
and any other businesses with respect to shares and
fractional shares shall be handled by the transfer agent
and not by the Company.

(Share Handling Regulations)

Article 10.

The denomination of share certificates to be issued by the Company, the registration of transfers of shares, the registration of pledges on shares, the entries or records in the register of beneficial shareholders and in the register of lost share certificates as well as in the ledger of fractional shares, the purchase of fractional shares by the Company and the purchase of additional fractional shares by fractional shareholders, and any other handling with respect to shares and fractional shares as well as the fees therefor shall be governed by the Share Handling Regulations established by the Board of Directors.

(Share Handling Regulations) Article 10. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER III

PREFERRED SHARES

(Preferred Dividends)

Article 11.

1. The Company shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of eighty-two thousand five hundred (82,500) yen per Class 1 Preferred Share per year and in the amount of sixteen thousand two hundred (16,200) yen per Class 2 Preferred Share per year, to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth above for each relevant class of Preferred Shares.

CHAPTER III

PREFERRED SHARES

(Preferred Dividends)

Article 11.

1. The Company shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such respective amount as prescribed below to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth below for each relevant class of Preferred Shares.

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 5 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 5 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 6 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 6 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

2. The Company shall pay the Preferred Dividends for Class 3 or Class 4 Preferred Shares in such amount as determined by resolution of the Board of Directors adopted at the time of issuance of the relevant Preferred Shares, up to two hundred fifty thousand (250,000) yen per Class 3 Preferred Share per year and up to one hundred twenty-five thousand (125,000) yen per Class 4 Preferred Share per year, to the Preferred Shareholders or Registered Preferred Pledgees whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders; provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 of these Articles have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth above for each relevant class of Preferred Shares.

3. If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the prescribed amount of the relevant Preferred Dividends, the unpaid amount shall not be carried over to nor cumulated in subsequent business years.

4. The Company shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the relevant Preferred Dividends.

Class 7 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 7 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

(Deleted.)

2. (No change.)

3. (No change.)

(Preferred Interim Dividends)

Article 12.

1. In the event of payment of Interim Dividends provided for in Article 37 of these Articles (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of forty-one thousand two hundred fifty (41,250) yen per Class 1 Preferred Share and in the amount of eight thousand one hundred (8,100) yen per Class 2 Preferred

(Preferred Interim Dividends)

Article 12.

1. In the event of payment of Interim Dividends provided for in Article 37 of these Articles (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in such respective amount as prescribed below for each class of Preferred Shares to the Preferred Shareholders or Registered Preferred

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

2. In the event of payment of Interim Dividends for Class 3 or Class 4 Preferred Shares provided for in Article 37 of these Articles, the Company shall pay the Preferred Interim Dividends in such amount as determined by resolution of the Board of Directors adopted at the time of issuance of the relevant Preferred Shares up to one hundred twenty-five thousand (125,000) yen per Class 3 Preferred Share and up to sixty-two thousand five hundred (62,500) yen per Class 4 Preferred Share, respectively, to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share

Class 5 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 5 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share

Class 6 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 6 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

Class 7 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 7 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

(Deleted.)

(Distribution of Residual Assets)

Article 13.

1. If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered

(Distribution of Residual Assets)

Article 13.

1. If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

Ordinary Pledgees or Fractional Ordinary Shareholders, in the amount of three million (3,000,000) yen per Class 1 Preferred Share, two million (2,000,000) yen per Class 2 Preferred Share, two million five hundred thousand (2,500,000) yen per Class 3 Preferred Share and two million five hundred thousand (2,500,000) yen per Class 4 Preferred Share.

Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in such respective amount as prescribed below:

Class 3 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 5 Preferred Shares:

2. The Company shall not make a distribution of residual assets other than as provided for in the preceding paragraph to the Preferred Shareholders or Registered Preferred Pledgees.

Two million five hundred thousand (2,500,000) yen per share

Class 6 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 7 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

2. (No change.)

(Voting Rights) Article 14. Unless otherwise provided for by laws or regulations, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders.

(Voting Rights)

Article 14.

Unless otherwise provided for by laws or
regulations, the Preferred Shareholders shall not have
voting rights at any general meeting of shareholders;
provided, however, that the Preferred Shareholders
shall have voting rights from (i) the commencement
of an ordinary general meeting of shareholders in the
event that no proposal for declaration of the Preferred
Dividends be paid to the Preferred Shareholders is
submitted to such ordinary general meeting of
shareholders or (ii) the close of an ordinary general
meeting of shareholders in the event that such
proposal is rejected at such ordinary general meeting
of shareholders, until, in either case, a proposal for
declaration of the Preferred Dividends be paid to the
Preferred Shareholders is approved at an ordinary
general meeting of shareholders.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Consolidation or Split of Preferred Shares and Subscription Rights, etc.)

Article 15.

1. Unless otherwise provided for by laws or regulations, the Company shall not consolidate or split any Preferred Shares.

2. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares or bonds with stock acquisition rights.

(Consolidation or Split of Preferred Shares and Subscription Rights, etc.)

Article 15.

1. (No change.)

2. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

(Cancellation of Preferred Shares)

Article 16.

1. The Company may, at any time, purchase Preferred Shares at the purchase price thereof by appropriation of retained earnings distributable to shareholders and cancel them.

2. The Company may, at any time on and after January 21, 2004, redeem Class 1 Preferred Shares, in whole or in part, at three million (3,000,000) yen per share.

3. The Company may, after issuance of Class 3 Preferred Shares and after the lapse of the period designated by resolution of the Board of Directors adopted at the time of the issuance of such Preferred Shares, redeem the Class 3 Preferred Shares, in whole or in part, at such time and at such redemption price as deemed appropriate giving due consideration to the prevailing market conditions, as determined by such resolution of the Board of Directors.

4. The cancellation of Preferred Shares pursuant to the first paragraph hereof may be made in respect of any of one or more classes of Class 1 Preferred Shares, Class 2 Preferred Shares, Class 3 Preferred Shares and Class 4 Preferred Shares.

5. Partial redemption shall be effected by way of lot or other method.

(Cancellation of Preferred Shares)

Article 16.

1. The Company may, at any time, purchase Preferred Shares and cancel them.

2. The purchase or cancellation of Preferred Shares pursuant to the preceding paragraph may be made in respect of any of one or more classes of Preferred Shares.

3. In respect of Class 3 Preferred Shares, Class 5 Preferred Shares and/or Class 6 Preferred Shares, the Company may, after issuance of the respective Preferred Shares and after the lapse of the period designated by resolution of the Board of Directors adopted at the time of the issuance of respective Preferred Shares, redeem such Preferred Shares, in whole or in part, at such time and at such redemption price as deemed appropriate giving due consideration to the prevailing market conditions, as determined by such resolution of the Board of Directors.

(Deleted.)

4. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Conversion into Ordinary Shares)

Article 17.

1. Any holder of Class 2 Preferred Shares may request conversion of Class 2 Preferred Shares into Ordinary Shares of the Company pursuant to the terms of Article 1 of the Supplement to these Articles.

2. Any holder of Class 4 Preferred Shares may request conversion of Class 4 Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request for conversion as determined by resolution of the Board of Directors adopted at the time of issuance of such Preferred Shares, pursuant to the terms of conversion as designated by such resolution.

(Conversion into Ordinary Shares)

Article 17.

1. Any holder of Class 6 or Class 7 Preferred Shares may request conversion of such Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as determined by resolution of the Board of Directors adopted at the time of issuance of such Preferred Shares, pursuant to the terms of conversion as designated by such resolution.

(Deleted.)

(Mandatory Conversion)

Article 18.

1. Any of the Class 2 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holders of such Class 2 Preferred Shares is entitled to request conversion shall be mandatorily converted on the day immediately following the last day of such period (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to the second decimal place denominated in yen, and rounded up to one decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average price is less than seven hundred fourteen thousand two hundred eighty-five (714,285) yen, the relevant Preferred Shares shall be converted into Ordinary Shares

(Mandatory Conversion)

Article 18.

1. Any of the Class 6 Preferred Shares or Class 7 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Preferred Shares is entitled to request conversion shall be mandatorily converted on the day immediately following the last day of such period (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per each relevant Preferred Share by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to the second decimal place denominated in yen, and rounded up to one decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average price is less than the amount determined by

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

and fractional Ordinary Shares in the number as is

obtained by dividing two million (2,000,000) yen by seven hundred fourteen thousand two hundred eighty-five (714,285) yen.

2. Any of Class 4 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Class 4 Preferred Shares is entitled to request conversion shall be mandatorily converted on the Mandatory Conversion Date into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per Class 4 Preferred Share by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to the second decimal place denominated in yen, and rounded up to one decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average price is less than the amount as determined by resolution of the Board of Directors adopted at the time of issuance of the Class 4 Preferred Shares, which amount shall be no less than six hundred thousand (600,000) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number obtained by dividing an amount equivalent to the subscription price per Class 4 Preferred Share by an amount so determined by such resolution of the Board of Directors.

3. In the calculation of the number of Ordinary Shares provided for in the preceding two paragraphs, if any number less than one-hundredth (1/100) of one (1) share is yielded, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

resolution of the Board of Directors adopted at the time of issuance of respective Preferred Shares, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per each relevant Preferred Shares by an amount so determined by such resolution of the Board of Directors.

(Deleted.)

2. In the calculation of the number of Ordinary Shares provided for in the preceding paragraph, if any number less than one-hundredth (1/100) of one (1) share is yielded, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Order of Priority)

Article 19.

The Class 1 Preferred Shares, Class 2 Preferred Shares, Class 3 Preferred Shares and Class 4 Preferred Shares shall rank pari passu with each other in respect of the payment of Preferred Dividends and Preferred Interim Dividends and the distribution of residual assets.

(Order of Priority)

Article 19.

All classes of Preferred Shares shall rank pari passu with each other in respect of the payment of Preferred Dividends and Preferred Interim Dividends and the distribution of residual assets.

(Prescription Period) Article 20. The provisions set forth in Article 39 of these Articles shall apply mutatis mutandis to the payment of Preferred Dividends and Preferred Interim Dividends.	(Prescription Period) Article 20. (No change.)

CHAPTER IV.

GENERAL MEETING OF SHAREHOLDERS

(Convocation)

Article 21.

1. An ordinary general meeting of shareholders shall be convened within three (3) months from the last day of each business year.

2. An extraordinary general meeting of shareholders shall be convened whenever necessary.

CHAPTER IV. GENERAL MEETING OF SHAREHOLDERS (Convocation) Article 21. (No change.)

(Chairman)

Article 22.

1. The President and Director of the Company shall act as chairman of general meetings of shareholders.

2. If the President and Director is unable to act as such, one of the other Directors shall act as chairman in accordance with the order of priority previously determined by the Board of Directors.

(Chairman) Article 22. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Method of Resolution)

Article 23.

1. Unless otherwise provided for by law or regulation or these Articles of Incorporation, resolutions of a general meeting of shareholders shall be adopted by an affirmative vote of a majority of the voting rights of the shareholders in attendance.

(Method of Resolution) Article 23. (No change.)

2. Resolutions of a general meeting of shareholders provided for in Article 343 of the Commercial Code and resolutions of a general meeting of shareholders for which the method of resolution provided for in such Article 343 shall be applied mutatis mutandis pursuant to the Commercial Code and other laws and regulations shall be adopted by an affirmative vote of two-thirds (2/3) or more of the voting rights of the shareholders in attendance who hold in the aggregate not less than one-third (1/3) of the total number of voting rights of all shareholders.

(Voting by Proxy)

Article 24.

1. Shareholders may exercise their voting rights at a general meeting of shareholders by appointing a proxy who is a shareholder of the Company entitled to exercise its own voting rights at such meeting.

2. In the case of the preceding paragraph, the shareholder or the proxy thereof shall submit to the Company a document evidencing authority of the proxy to act as such at each general meeting of shareholders.

(Voting by Proxy) Article 24. (No change.)

(Minutes)

Article 25.

The substance of proceedings and the results of general meetings of shareholders shall be stated or recorded in the minutes, to which the chairman of the meeting and the Directors present shall put their names and affix their seals or electronic signatures.

(Minutes) Article 25. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
(General Meetings of Holders of Classes of Shares) Article 26. The provisions of Articles 22, 24 and 25 of these Articles shall apply mutatis mutandis to general meetings of class shareholders.	(General Meetings of Holders of Classes of Shares) Article 26. (No change.)
CHAPTER V. DIRECTORS AND BOARD OF DIRECTORS	CHAPTER V. DIRECTORS AND BOARD OF DIRECTORS
(Number of Directors and Method of Election) Article 27. 1. The Company shall have not more than fifteen (15) Directors, who shall be elected at a general meeting of shareholders.	(Number of Directors and Method of Election) Article 27. (No change.)

2. A resolution for the election of Directors shall be adopted at a general meeting of shareholders by an affirmative vote of a majority of the voting rights of the shareholders in attendance who hold voting rights representing in the aggregate one-third (1/3) or more of the total number of voting rights of all shareholders.

3. Resolutions for the election of Directors shall not be made by cumulative voting.

(Term of Office)

Article 28.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending two (2) years after their assumption of office.

(Term of Office) Article 28. (No change.)

(Representative Director and Directors with Executive Power)

Article 29.

1. The Board of Directors shall, by resolution, elect Representative Director(s) from among the Directors.

2. Representative Directors shall severally represent the Company.

3. The Board of Directors shall, by resolution, appoint the Chairman and Director and the President and Director.

4. The Board of Directors may, by resolution, appoint several Deputy Presidents, Senior Managing Directors and Managing Directors.

(Representative Director and Directors with Executive Power) Article 29. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Board of Directors)

Article 30.

1. The Board of Directors shall determine the management of the affairs of the Company and supervise the performance of duties of Directors.

2. Unless otherwise provided for by laws and regulations, the Chairman and Director shall convene meetings of the Board of Directors and act as chairman. If the Chairman and Director is unable to act as such, one of the other Directors shall act as Chairman and Director in accordance with the order of priority previously determined by the Board of Directors.

3. Notice to convene a meeting of the Board of Directors shall be given to each Director and Corporate

Auditor at least three (3) days prior to the date of such meeting; provided, however, that the foregoing shall not apply in cases of emergency.

4. Unless otherwise provided for by law or regulation, resolutions of a meeting of the Board of Directors shall be adopted by an affirmative vote of a majority of the Directors present who constitute in number a majority of all the Directors of the Company.

5. The substance of proceedings and the results of meetings of the Board of Directors shall be stated or recorded in the minutes, to which the Directors and Corporate Auditors present shall put their names and affix their seals or electronic signatures.

(Board of Directors) Article 30. (No change.)
CHAPTER VI. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS	CHAPTER VI. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS

(Number of Corporate Auditors and Method of Election)

Article 31.

1. The Company shall have not more than six (6) Corporate Auditors, who shall be elected at a general meeting of shareholders.

2. A resolution for the election of Corporate Auditors shall be adopted at a general meeting of shareholders by an affirmative vote of a majority of the voting rights of the shareholders in attendance, who hold voting rights representing in the aggregate one-third (1/3) or more of the total number of voting rights of all shareholders.

(Number of Corporate Auditors and Method of Election) Article 31. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Term of Office)

Article 32.

The term of office of Corporate Auditors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending four (4) years after their assumption of office.

(Term of Office) Article 32. (No change.)
(Full-time Corporate Auditors) Article 33. The Corporate Auditors shall appoint several full-time Corporate Auditors from among themselves.	(Full-time Corporate Auditors) Article 33. (No change.)

(Board of Corporate Auditors)

Article 34.

1. The Board of Corporate Auditors shall have the authority provided for by law and regulation and also shall determine matters concerning the performance of duties by Corporate Auditors; provided, however, that the Board of Corporate Auditors shall not prevent the Corporate Auditors from exercising their power and authority.

2. Notice to convene a meeting of the Board of Corporate Auditors shall be given to each Corporate Auditor at least three (3) days prior to the date of such meeting; provided, however, that the foregoing shall not apply in cases of emergency.

3. Unless otherwise provided for by law or regulation, resolutions of a meeting of the Board of Corporate Auditors shall be adopted by an affirmative vote of a majority of the Corporate Auditors.

4. The substance of proceedings and the results of meetings of the Board of Corporate Auditors shall be stated or recorded in the minutes, to which the Corporate Auditors present shall put their names and affix their seals or electronic signatures.

(Board of Corporate Auditors) Article 34. (No change.)
CHAPTER VII. ACCOUNTS	CHAPTER VII. ACCOUNTS

(Business Year and Fiscal Term)

Article 35.

The business year of the Company shall commence on April 1 of each year and end on March 31 of the following year and the fiscal term of each business year shall be settled as of the last day of such business year.

(Business Year and Fiscal Term) Article 35. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Dividends)

Article 36.

The Company’s dividends shall be paid to the shareholders or registered pledgees whose names have been entered or recorded in the latest register of shareholders as well as to the fractional shareholders whose names have been entered or recorded in the latest ledger of fractional shares as of March 31 of each year.

(Dividends) Article 36. (No change.)

(Interim Dividends)

Article 37.

By resolution of the Board of Directors, the Company may pay cash pursuant to Article 293-5 of the Commercial Code (referred to as the “Interim Dividends” in these Articles of Incorporation) to the shareholders or registered pledgees whose names have been entered or recorded in the latest register of shareholders as well as to the fractional shareholders whose names have been entered or recorded in the latest ledger of fractional shares as of September 30 of each year.

(Interim Dividends) Article 37. (No change.)

(Conversion of Class 2 Preferred Shares or Class 4 Preferred Shares and Dividends)

Article 38.

For the purpose of payment of the first Dividends or Interim Dividends payable on Ordinary Shares issued upon conversion of Class 2 Preferred Shares or Class 4 Preferred Shares issued by the Company, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

(Conversion of Preferred Shares and Dividends)

Article 38.

For the purpose of payment of the first dividends or Interim Dividends payable on Ordinary Shares issued upon conversion of Class 6 Preferred Shares or Class 7 Preferred Shares issued by the Company, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

(Prescription Period for Payment of Dividends)

Article 39.

The Company shall be released from the obligation to pay dividends or Interim Dividends the payment of which has not been accepted after the lapse of five (5) full years from the date of commencement of payment thereof. Dividends and Interim Dividends of the Company shall bear no interest.

(Prescription Period for Payment of Dividends) Article 39. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

SUPPLEMENT

(Terms of Conversion of Class 2 Preferred Shares)

Article 1.

The terms of the conversion of Class 2 Preferred Shares provided for in Paragraph 1, Article 17 of these Articles shall be as follows:

1. Period during which a request for conversion may be made:

From July 31, 2003 until July 31, 2008 inclusive; provided, however, that if, in accordance with Paragraph 2, Article 7 of these Articles, the Company has fixed a date as the record date to determine the shareholders who are entitled to exercise their voting rights at a general meeting of shareholders, the period from the date immediately following such fixed date until the date on which such general meeting is concluded shall be excluded.

2. Terms of conversion:

A. Initial conversion price:

The initial conversion price shall be one million three hundred ninety-one thousand four hundred twenty-eight (1,391,428) yen.

B. Reset of conversion price:

The conversion price shall be reset to an amount obtained by multiplying the current market price of the Ordinary Shares on August 1 of each year from 2003 through 2007, inclusive (each hereinafter referred to as the “Reset Date”), by 1.02 (any fraction less than one (1) yen being raised to one (1) yen) (hereinafter referred to as the “Current Market Price After Reset”) effective as from each relevant Reset Date. The term “current market price” means the average daily closing price (including closing bids or offered prices) of the Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading-days (excluding a trading-day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading-day prior to such Reset Date. The average daily closing price referred to above shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. Notwithstanding the foregoing, if the relevant Current Market Price After

(Deleted)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

Reset is above the initial conversion price, the conversion price shall be equal to the initial conversion price (hereinafter referred to as the “Conversion Ceiling Price”, which shall be subject to adjustment as set forth in subparagraph C. below), and if the relevant Current Market Price After Reset is below seven hundred fourteen thousand two hundred eighty-five (714,285) yen, the conversion price shall be seven hundred fourteen thousand two hundred eighty-five (714,285) yen (hereinafter referred to as the “Conversion Floor Price”, which shall be subject to adjustment as set forth in subparagraph C. below). If any of the events triggering adjustment of the conversion price as set forth in subparagraph C. below occurs during the above forty-five (45) trading-day period, the average price above shall be adjusted in a manner consistent with subparagraph C. below.

C. Adjustment of conversion price:

a. After issuance of the Preferred Shares, if any of the following events occurs, the conversion price (including the Conversion Ceiling Price and the Conversion Floor Price) shall be adjusted by the following formula (hereinafter referred to as the “Conversion Price Adjustment Formula”), and the conversion price so adjusted shall become effective as of the dates set forth in each of the following items; provided, however, that if the conversion price calculated by the Conversion Price Adjustment Formula is less than one hundred thousand (100,000) yen, the conversion price after adjustment shall be one hundred thousand (100,000) yen.

Conversion price after adjustment	=	Conversion price before adjustment	X	Number of issued Ordinary Shares	+	Number of newly issued Ordinary Shares	X	Subscription amount per share
Current market price per share
				Number of issued Ordinary Shares		+ Number of newly issued Ordinary Shares

(1) In the event that the Company issues Ordinary Shares for consideration of a subscription amount less than the current market price per share to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the payment date for the issuance of such Ordinary Shares or as of the date immediately following the date (if set) for allotting such shares to shareholders.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(2) In case the Company issues Ordinary Shares by way of stock split:

The conversion price after adjustment shall become effective as of the date immediately following the date set for allotting to the shareholders Ordinary Shares to be issued by way of stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable retained earnings to the stated capital, and the date set for allotting such Ordinary Shares to shareholders falls on or prior to the date of the close of the ordinary general meeting of shareholders held to approve the transfer of distributable retained earnings to the stated capital, the conversion price after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(3) In the event that the Company issues securities entitling the holders thereof to convert such securities into Ordinary Shares or stock acquisition rights for new Ordinary Shares at a price less than the current market price per share to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the date of issuance of such securities or as of the date immediately following the date (if set) for allotting such securities to shareholders, on the assumption that all such securities are converted or all the stock acquisition rights attached to such securities are exercised on the date of issuance of such securities or as of such date set for allotting such securities, as the case may be.

b. In addition to the situations set forth in clause C.a. above, if an adjustment of the conversion price (including the Conversion Ceiling Price and Conversion Floor Price) is required by virtue of any amalgamation or merger, capital decrease or consolidation of Ordinary Shares, etc., the conversion price shall be adjusted to such price as the Board of Directors of the Company determines appropriate.

c. The “current market price per share” in the Conversion Price Adjustment Formula means the

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

average daily closing price (including the closing bid or offered price) of the Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading-days (excluding a trading-day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th)trading-day prior to the date on which the conversion price after adjustment becomes effective (or, in the case referred to in the proviso of sub-clause C.a.(2) above, the date set for allotting Ordinary Shares to shareholders). The above price shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If any of the events triggering adjustment of the conversion price as set forth in clauses C.a. or b. above occurs during the above forty-five (45) trading-day period, the conversion price after adjustment shall be adjusted in a manner consistent with clauses C.a. or b. above.

d. The “conversion price before adjustment” in the Conversion Price Adjustment Formula means the conversion price effective as of the date immediately preceding the date on which the conversion price after adjustment becomes effective. The “number of issued Ordinary Shares” in the Conversion Price Adjustment Formula means the number of Ordinary Shares of the Company issued and outstanding on the date (if set) for allotment to shareholders, or if such date is not set, the date one calendar month prior to the date on which the conversion price after adjustment is to become effective.

e. The “subscription amount per share” in the Conversion Price Adjustment Formula means, in case of sub-clause C.a.(1) above, such subscription amount (in case payment thereof is made by any assets other than cash, the fair value of the relevant assets), in case of sub-clause C.a.(2) above, zero (0) yen, and in case of sub-clause C.a.(3) above, the relevant conversion price or exercise price of such stock acquisition rights, as the case may be.

f. The “number of newly issued Ordinary Shares” in the Conversion Price Adjustment Formula means in the case of sub-clauses C.a.(1) and (2), the number of Ordinary Shares issued in each case, and in the case of sub-clause C.a.(3), the number of Ordinary Shares deemed to be issued.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

g. Calculations in accordance with the Conversion Price Adjustment Formula shall be made to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

h. In the event that the difference between the conversion price after adjustment calculated by the Conversion Price Adjustment Formula and the conversion price before adjustment is less than one thousand (1,000) yen, no adjustment shall be made; provided, however, that if any event occurs thereafter that would require adjustment of the conversion price, such difference shall be deducted from the conversion price before adjustment in the Conversion Price Adjustment Formula in any subsequent calculation of the conversion price.

D. Number of Ordinary Shares to be issued upon conversion:

The number of Ordinary Shares to be issued upon conversion of the Preferred Shares shall be determined in accordance with the following formula:

Number of Ordinary Shares to be issued upon conversion	=	Number of Preferred Shares for which Preferred Shareholders are exercising their conversion rights	×	Two million (2,000,000) yen
Conversion price

In the calculation of the number of Ordinary Shares to be issued upon conversion, any fraction equivalent to the integral multiple of one one-hundredth of a share shall be entered or recorded in the ledger of fractional shares, and any fraction less than one one-hundredth of a share shall be raised to one one-hundredth.

(Attachment 2)

(Changes are indicated by underlines)

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

CHAPTER I.

GENERAL PROVISIONS

(Trade Name)

Article 1.

The Company shall be called “Kabushiki Kaisha Mitsubishi Tokyo Financial Group” and shall be called in English “Mitsubishi Tokyo Financial Group, Inc.” (hereinafter referred to as the “Company”).

Article 2. through Article 3.

(Omitted.)

(Method of Public Notice)

Article 4.

Public notices of the Company shall be given in the Nihon Keizai Shimbun published in Tokyo.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Company shall be twenty-two million nine hundred twenty thousand (22,920,000) shares, the details of which shall be as set forth below; provided, however, that if any number of the shares are cancelled or any number of Class 6 Preferred Shares and Class 7 Preferred Shares are converted into Ordinary Shares, such number shall be deducted accordingly from the relevant number of Shares authorized to be issued.

CHAPTER I.

GENERAL PROVISIONS

(Trade Name)

Article 1.

The Company shall be called “Kabushiki Kaisha Mitsubishi UFJ Financial Group” and shall be called in English “Mitsubishi UFJ Financial Group, Inc.” (hereinafter referred to as the “Company”).

Article 2. through Article 3.

(No change.)

(Method of Public Notice)

Article 4.

Public notices of the Company shall be given in the Nihon Keizai Shimbun.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Company shall be thirty-four million six hundred twenty thousand eight (34,620,008) shares, the details of which shall be as set forth below; provided, however, that if any number of the shares are cancelled or any number of Class 6 Preferred Shares through Class 12 Preferred Shares are converted into Ordinary Shares, such number shall be deducted accordingly from the relevant number of Shares authorized to be issued.

Ordinary Shares: twenty two million (22,000,000) shares Class 3 Preferred Shares: one hundred twenty thousand (120,000) shares	Ordinary Shares: thirty-three million (33,000,000) shares Class 3 Preferred Shares: one hundred twenty thousand (120,000) shares

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
Class 5 Preferred Shares: four hundred thousand (400,000) shares	Class 5 Preferred Shares: four hundred thousand (400,000) shares

Class 6 Preferred Shares: two hundred thousand (200,000) shares Class 7 Preferred Shares: two hundred thousand (200,000) shares

Class 6 Preferred Shares:

two hundred thousand (200,000) shares

Class 7 Preferred Shares:

two hundred thousand (200,000) shares

Class 8 Preferred Shares:

two hundred thousand (200,000) shares

Class 9 Preferred Shares:

one hundred fifty thousand (150,000) shares

Class 10 Preferred Shares:

one hundred fifty thousand (150,000) shares

Class 11 Preferred Shares:

eight (8) shares

Class 12 Preferred Shares:

two hundred thousand (200,000) shares

(Purchase of Own Shares)	(Purchase of Own Shares)
Article 6. (Omitted.)	Article 6. (No change.)
Article 7. through Article 10. (Omitted.)	Article 7. through Article 10. (No change.)

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
CHAPTER III PREFERRED SHARES	CHAPTER III PREFERRED SHARES
(Preferred Dividends)	(Preferred Dividends)

Article 11.

1. The Company shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such respective amount as prescribed below to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth below for each relevant class of Preferred Shares.

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 5 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 5 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 6 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 6 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

Article 11.

1. The Company shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such respective amount as prescribed below to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth below for each relevant class of Preferred Shares.

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 5 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 5 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 6 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 6 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

Class 7 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 7 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

Class 7 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 7 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

Class 8 Preferred Shares:

Fifteen thousand nine hundred (15,900) yen per share per year

Class 9 Preferred Shares:

Eighteen thousand six hundred (18,600) yen per share per year

Class 10 Preferred Shares:

Nineteen thousand four hundred (19,400) yen per share per year

Class 11 Preferred Shares:

Five thousand three hundred (5,300) yen per share per year

Class 12 Preferred Shares:

Eleven thousand five hundred (11,500) yen per share per year

2. through 3. (Omitted.)	2. through 3. (No change.)
(Preferred Interim Dividends)	(Preferred Interim Dividends)

Article 12.

1. In the event of payment of Interim Dividends provided for in Article 37 of these Articles (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in such respective amount as prescribed below for each Class of Preferred Shares to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

Article 12.

1. In the event of payment of Interim Dividends provided for in Article 38 of these Articles (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in such respective amount as prescribed below for each Class of Preferred Shares to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to one hundred and twenty-five thousand (125,000) yen per share

Class 5 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 5 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share

Class 6 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 6 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

Class 7 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 7 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to one hundred and twenty-five thousand (125,000) yen per share

Class 5 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 5 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share

Class 6 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 6 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

Class 7 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 7 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

Class 8 Preferred Shares:

Seven thousand nine hundred fifty (7,950) yen per share

Class 9 Preferred Shares:

Nine thousand three hundred (9,300) yen per share

Class 10 Preferred Shares:

Nine thousand seven hundred (9,700) yen per share

Class 11 Preferred Shares:

Two thousand six hundred fifty (2,650) yen per share

Class 12 Preferred Shares:

Five thousand seven hundred fifty (5,750) yen per share

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

(Distribution of Residual Assets)

Article 13.

1. If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in such respective amount as prescribed below.

Class 3 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 5 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 6 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 7 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

(Distribution of Residual Assets)

Article 13.

1. If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in such respective amount as prescribed below.

Class 3 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 5 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 6 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 7 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 8 Preferred Shares:

Three million (3,000,000) yen per share

Class 9 Preferred Shares:

Two million (2,000,000) yen per share

Class 10 Preferred Shares:

Two million (2,000,000) yen per share

Class 11 Preferred Shares:

One million (1,000,000) yen per share

Class 12 Preferred Shares:

One million (1,000,000) yen per share

2. (Omitted.)	2. (No change.)

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
Article 14. through Article 16 (Omitted.)	Article 14. through Article 16 (No change.)
(Conversion into Ordinary Shares)	(Conversion into Ordinary Shares)
Article 17. 1. (Omitted.) (Newly established.)

Article 17.

1.

(No change.)

2. Any holder of Class 8 Preferred Shares through Class 12 Preferred Shares may request conversion of the relevant preferred shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as prescribed in the merger agreement, the execution of which, in accordance with the provisions of Article 408 of the Commercial Code, was approved at the respective general meetings of shareholders of the Company and UFJ Holdings, Inc., pursuant to the terms of conversion prescribed in such merger agreement.

(Mandatory Conversion)	(Mandatory Conversion)
Article 18.	Article 18.
1. (Omitted.)	1. (No change.)

(Newly established.)	2. Any of the Class 8 Preferred Shares through Class 12 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Preferred Shares is entitled to request for conversion shall be mandatorily converted on the Mandatory Conversion Date into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per each relevant Preferred Share by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

Conversion Date; provided, however, that such calculation shall be made to units of ten (10) denominated in Yen, and rounded up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than such respective amount as set forth below, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per each relevant Preferred Share by such respective amount as set forth below.

Class 8 Preferred Shares:

One million two hundred nine thousand seven hundred (1,209,700) yen per share

Class 9 Preferred Shares:

Nine hundred ten thousand five hundred (910,500) yen per share

Class 10 Preferred Shares:

Nine hundred ten thousand five hundred (910,500) yen per share

Class 11 Preferred Shares:

Eight hundred two thousand six hundred (802,600) yen per share

Class 12 Preferred Shares:

Seven hundred ninety-five thousand two hundred (795,200) yen per share

(Newly established.)

3. In respect of Class 8 Preferred Shares through Class 12 Preferred Shares, the amount equivalent to the subscription price referred to in the preceding paragraph shall be such respective amount as prescribed below.

Class 8 Preferred Shares:

Three million (3,000,000) yen per share

Class 9 Preferred Shares:

Two million (2,000,000) yen per share

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
Class 10 Preferred Shares: Two million (2,000,000) yen per share Class 11 Preferred Shares: One million (1,000,000) yen per share Class 12 Preferred Shares: One million (1,000,000) yen per share

2. In the calculation of the number of Ordinary Shares provided for in the preceding paragraph, if any number less than one-hundredth (1/100) of one (1) share is yielded, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

4. In the calculation of the number of Ordinary Shares provided for in Paragraph 1 and Paragraph 2 of this article, if any number less than one-hundredth (1/100) of one (1) share is yielded, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

(Order of Priority)	(Order of Priority)
Article 19. (Omitted.)	Article 19. (No change.)
(Prescription Period)	(Prescription Period)
Article 20. The provisions set forth in Article 39 of these Articles shall apply mutatis mutandis to the payment of Preferred Dividends and Preferred Interim Dividends.	Article 20. The provisions set forth in Article 40 of these Articles shall apply mutatis mutandis to the payment of Preferred Dividends and Preferred Interim Dividends.
CHAPTER IV. GENERAL MEETING OF SHAREHOLDERS	CHAPTER IV. GENERAL MEETING OF SHAREHOLDERS
Article 21. through Article 26. (Omitted.)	Article 21. through Article 26. (No change.)
CHAPTER V. DIRECTORS AND BOARD OF DIRECTORS	CHAPTER V. DIRECTORS AND BOARD OF DIRECTORS
(Number of Directors and Method of Election)	(Number of Directors and Method of Election)
Article 27.	Article 27.
1. The Company shall have not more than fifteen (15) Directors, who shall be elected at a general meeting of shareholders.	1. The Company shall have not more than twenty (20) Directors, who shall be elected at a general meeting of shareholders.

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
2. through 3. (Omitted.)	2. through 3. (No change.)
(Term of Office)	(Term of Office)

Article 28.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending two (2) years after their assumption of office.

Article 28.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending one (1) year after their assumption of office.

(Representative Director and Directors with Executive Power)	(Representative Director and Directors with Executive Power)
Article 29.	Article 29.
1. (Omitted.)	1. (No change.)
2. (Omitted.)	2. (No change.)
3. The Board of Directors shall, by resolution, appoint the Chairman and Director and the President and Director.	3. The Board of Directors shall, by resolution, appoint the President and Director.
4. The Board of Directors may, by resolution, appoint several Deputy Presidents, Senior Managing Directors and Managing Directors.	4. The Board of Directors may, by resolution, appoint the Chairman and Director, several Deputy Chairman and Directors, Deputy Presidents, Senior Managing Directors and Managing Directors.

(Board of Directors)

Article 30.

1.

(Omitted.)

2. Unless otherwise provided for by laws and regulations, the Chairman and Director shall convene meetings of the Board of Directors and act as chairman. If the Chairman and Director is unable to act as such, one of the other Directors shall act as Chairman and Director in accordance with the order of priority previously determined by the Board of Directors.

(Board of Directors)

Article 30.

1.

(No change.)

2. Unless otherwise provided for by laws and regulations, the Chairman and Director shall convene meetings of the Board of Directors and act as chairman. If the Chairman and Director is unable to act as such, or if the Board of Directors does not appoint the Chairman and Director by its resolution, one of the other Directors shall act as Chairman and Director in accordance with the order of priority previously determined by the Board of Directors.

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
3. through 5. (Omitted.)	3. through 5. (No change.)
(Newly established.)

(Limited Liability Agreement with Outside Director)

Article 31.

Pursuant to the provisions of Article 266, Paragraph 19 of the Commercial Code, the Company may execute agreements with Outside Directors, which limit the liability of such outside Directors arising from any act provided for in Paragraph 1, Item 5 of the said article; provided, however, that the limit of the liability under such agreements shall be the greater of an amount determined in advance which shall not be less than ten million (10,000,000) yen or the amount prescribed by laws or regulations.

CHAPTER VI.

CORPORATE AUDITORS AND

BOARD OF CORPORATE AUDITORS

(Number of Corporate Auditors and Method of Election)

Article 31.

1. The Company shall have not more than six (6) Corporate Auditors, who shall be elected at a general meeting of shareholders.

CHAPTER VI.

CORPORATE AUDITORS AND

BOARD OF CORPORATE AUDITORS

(Number of Corporate Auditors and Method of Election)

Article 32.

1. The Company shall have not more than seven (7) Corporate Auditors, who shall be elected at a general meeting of shareholders.

2. (Omitted.) Article 32. through Article 34. (Omitted.)	2. (No change.) Article 33. through Article 35. (No change.)
CHAPTER VII. ACCOUNTS Article 35. through Article 37. (Omitted.)	CHAPTER VII. ACCOUNTS Article 36. through Article 38. (No change.)

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

(Conversion of Preferred Shares and Dividends)

Article 38.

For the purpose of payment of the first dividends or Interim Dividends payable on the Ordinary Shares issued upon conversion of Class 6 Preferred Shares or Class 7 Preferred Shares issued by the Company, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

(Conversion of Preferred Shares and Dividends)

Article 39.

For the purpose of payment of the first dividends or Interim Dividends payable on the Ordinary Shares issued upon conversion of Class 6 Preferred Shares through Class 12 Preferred Shares issued by the Company, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

(Prescription Period for Payment of Dividends) Article 39. (Omitted.) – End –	(Prescription Period for Payment of Dividends) Article 40. (No change.)

SUPPLEMENT

(Application of Term of Office of Directors)

Article 1

The provisions of Article 28 hereof shall apply to Directors who are appointed at the ordinary general meeting of shareholders held in respect of the fourth (4th) business year and thereafter.

– End –

(Attachment 3)

(Changes are indicated by underlines)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
CHAPTER I. GENERAL PROVISIONS	CHAPTER I. GENERAL PROVISIONS

(Trade Name)	(Trade Name)

Article 1.

The Company shall be called “Kabushiki Kaisha Mitsubishi Tokyo Financial Group” and shall be rendered in English as “Mitsubishi Tokyo Financial Group, Inc.” (hereinafter referred to as the “Company”).

Article 1.

The Company shall be called “Kabushiki Kaisha Mitsubishi UFJ Financial Group” and shall be rendered in English as “Mitsubishi UFJ Financial Group, Inc.” (hereinafter referred to as the “Company”).

Article 2. through Article 3.

(Omitted.)

(Method of Public Notice)

Article 4.

Public notices of the Company shall be given in the Nihon Keizai Shimbun published in Tokyo.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Company shall be twenty-two million four hundred twenty-one thousand four hundred (22,421,400) shares, twenty-two million (22,000,000) of which being Ordinary Shares, eighty-one thousand four hundred (81,400) of which being Class 1 Preferred Shares, one hundred thousand (100,000) of which being Class 2 Preferred Shares, one hundred twenty thousand (120,000) of which being Class 3 Preferred Shares, and one hundred twenty thousand (120,000) of which being Class 4 Preferred Shares; provided, however, that if any number of the shares are cancelled or any number of Class 2 Preferred Shares and or Class 4 Preferred Shares are converted into Ordinary Shares, such number shall accordingly be deducted accordingly from the relevant number of Shares authorized to be issued.

Article 2. through Article 3.

(No change.)

(Method of Public Notice)

Article 4.

Public notices of the Company shall be given in the Nihon Keizai Shimbun.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Company shall be thirty-three million nine hundred forty thousand eight (33,940,008) shares, the details of which shall be as set forth below; provided, however, that if any number of the shares are cancelled or any number of Class 4 Preferred Shares or Class 8 Preferred Shares through Class 12 Preferred Shares are converted into Ordinary Shares, such number shall be deducted accordingly from the relevant number of Shares authorized to be issued.

Ordinary Shares:

thirty-three million (33,000,000) shares

Class 3 Preferred Shares:

one hundred twenty thousand (120,000) shares

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

Class 4 Preferred Shares:

one hundred twenty thousand (120,000) shares

Class 8 Preferred Shares:

two hundred thousand (200,000) shares

Class 9 Preferred Shares:

one hundred fifty thousand (150,000) shares

Class 10 Preferred Shares:

one hundred fifty thousand (150,000) shares

Class 11 Preferred Shares:

eight (8) shares

Class 12 Preferred Shares:

two hundred thousand (200,000) shares

(Purchase of Own Shares)	(Purchase of Own Shares)

Article 6.	Article 6.

The Company may purchase its own Ordinary Shares by resolution of the Board of Directors.	1. (No change.)

(Newly established.)	2. If the Company purchases its own Ordinary Shares and/or any class of Preferred Shares by resolution of an ordinary general meeting of shareholders, such purchase may be made in respect of any of one or more classes of the shares. In case of such purchase, shareholders who hold shares other than those being subject to the relevant purchase are not entitled to make a request as provided for by Article 210, Paragraph 7 of the Commercial Code.

(Newly established.)	3. If the Company cancels its own Ordinary Shares and/or any class of Preferred Shares, such cancellation may be made in respect of any of one or more classes of the shares.

Article 7. through Article 10. (Omitted.)	Article 7. through Article 10. (No change.)

CHAPTER III PREFERRED SHARES (Preferred Dividends) Article 11. 1. The Company shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred	CHAPTER III PREFERRED SHARES (Preferred Dividends) Article 11. 1. The Company shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
Dividends”) in the amount of eighty-two thousand, five hundred (82,500) yen per Class 1 Preferred share per year and in the amount of sixteen thousand, two hundred (16,200) per yen Class 2 Preferred share per year, to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 hereof have been paid in the relevant business year, the amount so paid shall be bdeducted accordingly from the amount of the Preferred Dividends set forth above for each relevant class of Preferred Shares.

Dividends”) in such respective amount as prescribed below to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, in the event that the Preferred Interim Dividends provided for in Article 12 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth below for each relevant Class of Preferred Shares.

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to two hundred fifty thousand (250,000) yen per share per year

Class 4 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 4 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share per year

Class 8 Preferred Shares:

Fifteen thousand nine hundred (15,900) yen per share per year

Class 9 Preferred Shares:

Eighteen thousand six hundred (18,600) yen per share per year

Class 10 Preferred Shares:

Nineteen thousand four hundred (19,400) yen per share per year

Class 11 Preferred Shares:

Five thousand three hundred (5,300) yen per share per year

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

2. The Company shall pay the Preferred Dividends for Class 3 or Class 4 Preferred Shares in such amount as determined by resolution of the Board of Directors adopted at the time of issuance of the relevant Preferred Shares, up to two hundred fifty thousand (250,000) yen per Class 3 Preferred share per year and up to one hundred twenty-five thousand (125,000) yen per Class 4 Preferred share per year, respectively, to the Preferred Shareholders or Registered Preferred Pledgees whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders; provided, however, that in the event that the Preferred Interim Dividends provided for in Article 12 of these Articles have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth above for each relevant class of Preferred Shares.

Class 12 Preferred Shares: Eleven thousand five hundred (11,500) yen per share per year (Deleted.)
3. through 4. (Omitted.)	2. through 3. (No change.)

(Preferred Interim Dividends)

Article 12.

1. In the event of payment of Interim Dividends provided for in Article 37 of these Articles (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of forty-one thousand two hundred fifty (41,250) yen per Class 1 Preferred Share and in the amount of eight thousand one hundred (8,100) yen per Class 2 Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

(Preferred Interim Dividends)

Article 12.

1. In the event of payment of Interim Dividends provided for in Article 38 of these Articles (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in such respective amount as prescribed below for each class of Preferred Shares to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

Class 3 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 3 Preferred Shares, up to one hundred twenty-five thousand (125,000) yen per share

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

Class 4 Preferred Shares:

Amount to be determined by resolution of the Board of Directors adopted at the time of issuance of the Class 4 Preferred Shares, up to sixty-two thousand five hundred (62,500) yen per share

Class 8 Preferred Shares:

Seven thousand nine hundred fifty (7,950) yen per share

Class 9 Preferred Shares:

Nine thousand three hundred (9,300) yen per share

Class 10 Preferred Shares:

Nine thousand seven hundred (9,700) yen per share

Class 11 Preferred Shares:

Two thousand six hundred fifty (2,650) yen per share

Class 12 Preferred Shares:

Five thousand seven hundred fifty (5,750) yen per share

2. In the event of payment of Interim Dividends for Class 3 or Class 4 Preferred Shares provided for in Article 37 of these Articles, the Company shall pay the Preferred Interim Dividends in such amount as determined by resolution of the Board of Directors adopted at the time of issuance of the relevant Preferred Shares up to one hundred twenty-five thousand (125,000) yen per Class 3 Preferred Share and up to sixty-two thousand five hundred (62,500) yen per Class 4 Preferred Share, respectively, to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

(Deleted.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Distribution of Residual Assets)

Article 13.

1. If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders, in the amount:

of three million (3,000,000) yen per

Class 1 Preferred Share,

two million (2,000,000) yen per

Class 2 Preferred Share,

two million five hundred thousand (2,500,000) yen per

Class 3 Preferred Share and

two million five hundred thousand (2,500,000) yen per Class 4 Preferred Share.

(Distribution of Residual Assets)

Article 13.

1. If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in such respective amount as prescribed below:

Class 3 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 4 Preferred Shares:

Two million five hundred thousand (2,500,000) yen per share

Class 8 Preferred Shares:

Three million (3,000,000) yen per share

Class 9 Preferred Shares:

Two million (2,000,000) yen per share

Class 10 Preferred Shares:

Two million (2,000,000) yen per share

Class 11 Preferred Shares:

One million (1,000,000) yen per share

Class 12 Preferred Shares:

One million (1,000,000) yen per share

2. (Omitted.)	2. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
(Voting Rights) Article 14. Unless otherwise provided for by laws or regulations, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders.

(Voting Rights)

Article 14.

Unless otherwise provided for by laws or regulations, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of the Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of the Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

(Consolidation or Split of Preferred Shares and Subscription Rights, etc.)

Article 15.

1.

(Omitted.)

2. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, or bonds with stock acquisition rights.

(Consolidation or Split of Preferred Shares and Subscription Rights, etc.)

Article 15.

1.

(No change.)

2. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

(Cancellation of Preferred Shares)

Article 16.

1. The Company may, at any time, purchase Preferred Shares at the purchase price thereof by appropriation of retained earnings distributable to shareholders and cancel them.

2. The Company may, at any time on and after January 21, 2004, redeem Class 1 Preferred Shares, in whole or in part, at three million (3,000,000) yen per share.

(Cancellation of Preferred Shares)

Article 16.

1. The Company may, at any time, purchase Preferred Shares and cancel them.

2. The purchase or cancellation of Preferred Shares pursuant to the preceding paragraph may be made in respect of any of one or more classes of Preferred Shares.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

3.

(Omitted.)

4. The cancellation of Preferred Shares pursuant to the first paragraph hereof may be made in respect of any of one or more classes of Class 1 Preferred Shares, Class 2 Preferred Shares, Class 3 Preferred Shares and Class 4 Preferred Shares.

5. Partial redemption shall be effected by way of lot or other method.

3. (No change.) (Deleted.) 4. (No change.)

(Conversion into Ordinary Shares)

Article 17.

1. Any holder of Class 2 Preferred Shares may request conversion of Class 2 Preferred Shares into Ordinary Shares of the Company pursuant to the terms of Article 1 of the Supplement to these Articles.

2. Any holder of Class 4 Preferred Shares may request conversion of Class 4 Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request for conversion as determined by resolution of the Board of Directors adopted at the time of issuance of such Preferred Shares, pursuant to the terms of conversion as designated by such resolution.

(Conversion into Ordinary Shares) Article 17. (Deleted.) 1. (No change.)

(Newly established.)	2. Any holder of Class 8 Preferred Shares through Class 12 Preferred Shares may request conversion of the relevant preferred shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request for conversion as prescribed in the merger agreement, the execution of which, in accordance with the provisions of Article 408 of the Commercial Code, was approved at the respective general meetings of shareholders of the Company and UFJ Holdings, Inc., pursuant to the terms of conversion prescribed in such merger agreement.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
(Mandatory Conversion)	(Mandatory Conversion)
Article 18.	Article 18.
1. Any of the Class 2 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Class 2 Preferred Shares is entitled to request conversion shall be mandatorily converted on the day immediately following the last day of such period (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to the second decimal place denominated in yen, and rounded up to one decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average price is less than seven hundred fourteen thousand two hundred eighty-five (714,285) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by seven hundred fourteen thousand two hundred eighty-five (714,285) yen.	1. Any of the Class 4 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Preferred Shares is entitled to request for conversion shall be mandatorily converted on the day immediately following the last day of such period (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing the amount equivalent to the subscription price per each Class 4 Preferred Share by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to the second decimal place denominated in yen, and rounded up to one decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average price is less than the amount as determined by resolution of the Board of Directors adopted at the time of issuance of the Class 4 Preferred Shares, which amount shall be no less than six hundred thousand (600,000) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per share of each Class 4 Preferred Share by an amount so determined by such resolution of the Board of Directors.

2. Any of the Class 4 Preferred Shares for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Class 4 Preferred Shares is entitled to request conversion shall be mandatorily converted on the Mandatory Conversion Date into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per Class 4 Preferred Share by the average	2. Any of the Class 8 Preferred Shares through Class 12 Preferred Shares, for which no request for conversion into Ordinary Shares is made during the period in which such Preferred Shareholder is entitled to request conversion shall be mandatorily converted on the Mandatory Conversion Date into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per share of

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to the second decimal place denominated in yen, and rounded up to one decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average price is less than the amount as determined by resolution of the Board of Directors adopted at the time of issuance of the Class 4 Preferred Shares, which amount shall be no less than six hundred thousand (600,000) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing the amount equivalent to the subscription price per Class 4 Preferred Share by an amount so determined by such resolution of the Board of Directors.

relevant Preferred Share by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such calculation shall be made to units of ten (10) denominated in yen, and rounded up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than such respective amount as set forth below, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing the amount equivalent to the subscription price per share of relevant Preferred Shares by such respective amount as set forth below.

Class 8 Preferred Shares:

One million two hundred nine thousand seven hundred (1,209,700) yen per share

Class 9 Preferred Shares:

Nine hundred ten thousand five hundred (910,500) yen per share

Class 10 Preferred Shares:

Nine hundred ten thousand five hundred (910,500) yen per share

Class 11 Preferred Shares:

Eight hundred two thousand six hundred (802,600) yen per share

Class 12 Preferred Shares:

Seven hundred ninety-five thousand two hundred (795,200) yen per share

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
(Newly established.)

3. In respect of Class 8 Preferred Shares through Class 12 Preferred Shares, the amount equivalent to the subscription price referred to in the preceding paragraph shall be such respective amount as prescribed below.

Class 8 Preferred Shares:

Three million (3,000,000) yen per share

Class 9 Preferred Shares:

Two million (2,000,000) yen per share

Class 10 Preferred Shares:

Two million (2,000,000) yen per share

Class 11 Preferred Shares:

One million (1,000,000) yen per share

Class 12 Preferred Shares:

One million (1,000,000) yen per share

3. In the calculation of the number of Ordinary Shares provided for in the preceding two paragraphs, if any number less than one-hundredth (1/100) of one (1) share is yielded, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

4. In the calculation of the number of Ordinary Shares provided for in Paragraph 1 and Paragraph 2 of this article, if any number less than one-hundredth (1/100) of one (1) share is yielded, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

(Order of Priority)	(Order of Priority)

Article 19.

The Class 1 Preferred Shares, Class 2 Preferred Shares, Class 3 Preferred Shares and Class 4 Preferred Shares shall rank pari passu with each other in respect of the payment of Preferred Dividends and Preferred Interim Dividends and the distribution of residual assets.

Article 19

All classes of Preferred Shares shall rank pari passu with each other in respect of the payment of Preferred Dividends and Preferred Interim Dividends and the distribution of residual assets.

(Prescription Period) Article 20. The provisions set forth in Article 39 of these Articles shall apply mutatis mutandis to the payment of Preferred Dividends and Preferred Interim Dividends.	(Prescription Period) Article 20. The provisions set forth in Article 40 of these Articles shall apply mutatis mutandis to the payment of Preferred Dividends and Preferred Interim Dividends.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
CHAPTER IV. GENERAL MEETING OF SHAREHOLDERS Article 21. through Article 26. (Omitted.)	CHAPTER IV. GENERAL MEETING OF SHAREHOLDERS Article 21. through Article 26. (No change.)

CHAPTER V.

DIRECTORS AND BOARD OF DIRECTORS

(Number of Directors and Method of Election)

Article 27.

1. The Company shall have not more than fifteen (15) Directors, who shall be elected at a general meeting of shareholders.

2. through 3.

(Omitted.)

CHAPTER V.

DIRECTORS AND BOARD OF DIRECTORS

(Number of Directors and Method of Election)

Article 27.

1. The Company shall have not more than twenty (20) Directors, who shall be elected at a general meeting of shareholders.

2. through 3.

(No change.)

(Term of Office)

Article 28.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending two (2) years after their assumption of office.

(Term of Office)

Article 28.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending one (1) year after their assumption of office.

(Representative Director and Directors with
Executive Power)

Article 29.

1.

(Omitted.)

2.

(Omitted.)

3. The Board of Directors shall, by resolution, appoint the Chairman and Director and the President and Director.

4. The Board of Directors may, by resolution, appoint several Deputy Presidents, Senior Managing Directors and Managing Directors.

(Representative Director and Directors with Executive Power)

Article 29.

1.

(No change.)

2.

(No change.)

3. The Board of Directors shall, by resolution, appoint the President and Director.

4. The Board of Directors may, by resolution, appoint the Chairman and Director, several Deputy Chairman and Directors, Deputy Presidents, Senior Managing Directors and Managing Directors.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Board of Directors)

Article 30.

1.

(Omitted.)

2. Unless otherwise provided for by laws and regulations, the Chairman and Director shall convene meetings of the Board of Directors and act as chairman. If the Chairman and Director is unable to act as such, one of the other Directors shall act as Chairman and Director in accordance with the order of priority previously determined by the Board of Directors.

3. through 5.

(Omitted.)

(Board of Directors)

Article 30.

1.

(No change.)

2. Unless otherwise provided for by laws and regulations, the Chairman and Director shall convene meetings of the Board of Directors and act as chairman. If the Chairman and Director is unable to act as such, or if the Board of Directors does not appoint the Chairman and Director by its resolution, one of the other Directors shall act as Chairman and Director in accordance with the order of priority previously determined by the Board of Directors.

3. through 5.

(No change.)

(Newly established.)

(Limited Liability Agreement with Outside Director)

Article 31.

Pursuant to the provisions of Article 266, Paragraph 19 of the Commercial Code, the Company may execute agreements with outside Directors which limit the liability of such outside Directors arising from any act provided for in Paragraph 1, Item 5 of the said Article; provided, however, that the limit of the liability under such agreements shall be the greater of an amount determined in advance which shall not be less than ten million (10,000,000) yen or the amount prescribed by laws or regulations.

CHAPTER VI. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS	CHAPTER VI. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS

(Number of Corporate Auditors and Method of Election)

Article 31.

1. The Company shall have not more than six (6) Corporate Auditors, who shall be elected at a general meeting of shareholders.

2. (Omitted.)

(Number of Corporate Auditors and Method of Election)

Article 32.

1. The Company shall have not more than seven (7) Corporate Auditors, who shall be elected at a general meeting of shareholders.

2. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
Article 32. through Article 34. (Omitted.) CHAPTER VII. ACCOUNTS Article 35. through Article 37. (Omitted.)	Article 33. through Article 35. (No change.) CHAPTER VII. ACCOUNTS Article 36. through Article 38. (No change.)

(Conversion of Class 2 Preferred Shares or Class 4 Preferred Shares and Dividends)	(Conversion of Preferred Shares and Dividends)

Article 38.

For the purpose of payment of the first dividends or Interim Dividends payable on the Ordinary Shares issued upon conversion of Class 2 Preferred Shares or Class 4 Preferred Shares issued by the Company, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

Article 39.

For the purpose of payment of the first dividends or Interim Dividends payable on the Ordinary Shares issued upon conversion of Class 4 Preferred Shares and Class 8 Preferred Shares through Class 12 Preferred Shares issued by the Company, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

(Prescription Period for Payment of Dividends)	(Prescription Period for Payment of Dividends)

Article 39. (Omitted.)	Article 40. (No change.)

SUPPLEMENT	SUPPLEMENT

(Deleted.)
(Terms of Conversion of Class 2 Preferred Shares) Article 1. The terms of the conversion of Class 2 Preferred Shares provided for in Paragraph 1, Article 17 of these Articles shall be as follows:

1. Period during which a request for conversion may be made:

From July 31, 2003 until July 31, 2008 inclusive; provided, however, that if, in accordance with Paragraph 2, Article 7 of these Articles, the Company has fixed a date as the record date to determine the shareholders who are entitled to exercise their voting

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
rights at a general meeting of shareholders, the period from the date immediately following such fixed date until the date on which such general meeting is concluded shall be excluded.

2. Terms of conversion:

A. Initial conversion price:

The initial conversion price shall be one million three hundred ninety-one thousand four hundred twenty-eight (1,391,428) yen.

B. Reset of conversion price:

The conversion price shall be reset to an amount obtained by multiplying the current market price of the Ordinary Shares on August 1 of each year from 2003 through 2007, inclusive (each hereinafter referred to as the “Reset Date”), by 1.02 (any fraction less than one (1) yen being raised to one (1) yen); hereinafter referred to as the “Current Market Price After Reset”) effective as from each Reset Date. The term “current market price” means the average daily closing price (including closing bids or offered prices) of the Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading-days (excluding a trading-day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading-day prior to such Reset Date. The average daily trading price referred to above shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. Notwithstanding the foregoing, if the relevant Current Market Price After Reset is above the initial conversion price, the conversion price shall be equal to the initial conversion price (hereinafter referred to as the “Conversion Ceiling Price”, which shall be subject to adjustment as set forth in subparagraph C. below), and if the relevant Current Market Price After Reset is below seven hundred fourteen thousand two hundred eighty-five (714,285) yen, the conversion price after reset shall be seven hundred fourteen thousand two hundred eighty-five (714,285) yen (hereinafter referred to as the “Conversion Floor Price”, which shall be subject to adjustment as set forth in subparagraph C. below). If any of the events triggering adjustment of the conversion price as set forth in subparagraph C.

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

below occurs during the above forty-five (45) trading-day period, the average price above shall be adjusted in a manner consistent with subparagraph C. below.

C. Adjustment of conversion price:

a. After issuance of the Preferred Shares, if any of the following events occurs, the conversion price (including the Conversion Ceiling Price and the Conversion Floor Price) shall be adjusted by the following formula (hereinafter referred to as the “Conversion Price Adjustment Formula”), and the conversion price so adjusted shall become effective as of the dates set forth in each of the following items; provided, however, that if the conversion price calculated by the Conversion Price Adjustment Formula is less than one hundred thousand (100,000) yen, the conversion price after adjustment shall be one hundred thousand (100,000) yen.

Conversion price after adjustment	=	Conversion price before adjustment	X	Number of issued Ordinary Shares	+	Number of newly issued Ordinary Shares	X	Subscription amount per share
Current market price per share
				Number of issued Ordinary Shares	+	Number of newly issued Ordinary Shares

(1) In the event that the Company issues Ordinary Shares for consideration of a subscription amount less than the current market price per share to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the payment date for the issuance of such Ordinary Shares or as of the date immediately following the date (if set) for allotting such shares to shareholders.

(2) In case the Company issues Ordinary Shares by way of stock split:

The conversion price after adjustment shall become effective as of the date immediately following the date set for allotting to the shareholders Ordinary Shares to be issued by way of stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable retained earnings to the stated

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

capital, and the date set for allotting such Ordinary Shares to shareholders falls on or prior to the date of the close of the ordinary general meeting of shareholders held to approve the transfer of distributable retained earnings to the stated capital, the conversion price after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(3) In the event that the Company issues securities entitling the holders thereof to convert such securities into Ordinary Shares or stock acquisition rights for new Ordinary Shares at a price less than the current market price per share to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the date of issuance of such securities or as of the date immediately following the date (if set) for allotting such securities to shareholders, on the assumption that all such securities are converted or all the stock acquisition rights attached to such securities are exercised on the date of issuance of such securities or as of such date set for allotting such securities, as the case may be.

b. In addition to the situations set forth in clause C.a. above, if an adjustment of the conversion price (including the Conversion Ceiling Price and Conversion Floor Price) is required by virtue of any amalgamation or merger, capital decrease or consolidation of Ordinary Shares, etc., the conversion price shall be adjusted to such price as the Board of Directors of the Company determines appropriate.

c. The “current market price per share” in the Conversion Price Adjustment Formula means the average daily closing price (including the closing bid or offered price) of the Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading-days (excluding a trading-day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading-day prior to the date on which the conversion price after adjustment becomes effective (or, in the case referred to in the proviso of sub-clause C.a.(2) above, the date set for allotting Ordinary Shares to

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
shareholders). The above price shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If any of the events triggering adjustment of the conversion price as set forth in clauses C.a. or b. above occur during the above forty-five (45) trading-day period, the conversion price after adjustment shall be adjusted in a manner consistent with clauses C.a. or b. above.

d. The “conversion price before adjustment” in the Conversion Price Adjustment Formula means the conversion price effective as of the date immediately preceding the date on which the conversion price after adjustment becomes effective. The “number of issued Ordinary Shares” in the Conversion Price Adjustment Formula means the number of Ordinary Shares of the Company issued and outstanding on the date (if set) for allotment to shareholders, or if such date is not set, the date one calendar month prior to the date on which the conversion price after adjustment is to become effective.

e. The “subscription amount per share” in the Conversion Price Adjustment Formula means, in case of sub-clause C.a.(1) above, such subscription amount (in case payment thereof is made by any assets other than cash, the fair value of the relevant assets), in case of sub-clause C.a.(2) above, zero (0) yen, and in case of sub-clause C.a.(3) above, the relevant conversion price or exercise price of such stock acquisition rights, as the case may be.

f. The “number of newly issued Ordinary Shares” in the Conversion Price Adjustment Formula means in the case of sub-clauses C.a.(1) and (2), the number of Ordinary Shares issued in each case, and in the case of sub-clause C.a.(3), the number of Ordinary Shares deemed to be issued.

g. Calculations in accordance with the Conversion Price Adjustment Formula shall be made to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

h. In the event that the difference between the conversion price after adjustment calculated by the

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

Conversion Price Adjustment Formula and the conversion price before adjustment is less than one thousand (1,000) yen, no adjustment shall be made; provided, however, that if any event occurs thereafter that would require adjustment of the conversion price, such difference shall be deducted from the conversion price before adjustment in the Conversion Price Adjustment Formula in any subsequent calculation of the conversion price.

D. Number of Ordinary Shares to be issued upon conversion:

The number of Ordinary Shares to be issued upon conversion of the Preferred Shares shall be determined in accordance with the following formula:

Number of Ordinary Shares to be issued upon conversion	=	Number of Preferred Shares for which Preferred Shareholders are Exercising Their Conversion rights	x	Two million (2,000,000) yen
Conversion price

In the calculation of the number of Ordinary Shares to be issued upon conversion, any fraction equivalent to the integral multiple of one one-hundredth of a share shall be entered or recorded in the ledger of fractional shares, and any fraction less than one one-hundredth of a share shall be raised to one one-hundredth.

(Application of Term of Office of Directors)
(Newly established.)

Article 1

The provisions of Article 28 hereof shall apply to Directors who are appointed at the ordinary general meeting of shareholders held in respect of the fourth (4th) business year and thereafter.

- End -	- End -

(Attachment 4)

Terms and Conditions to Issuance of Preferred Shares

Class 8 Preferred Shares

(1) Name of Preferred Shares

Class 8 Preferred Shares of Mitsubishi UFJ Financial Group, Inc. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be two hundred thousand (200,000) shares; provided, however, that if any number of the Series 2 Class 2 Preferred Shares issued by UFJ Holdings, Inc. are converted to Ordinary Shares of UFJ Holdings, Inc. on and after April 1, 2005, to and including the day immediately preceding the scheduled merger date, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 2 Class 2 Preferred Shares of UFJ Holdings, Inc. at a ratio of one (1) Preferred Share to one (1) Series 2 Class 2 Preferred Share of UFJ Holdings, Inc.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Company shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of fifteen thousand nine hundred (15,900) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be fifteen thousand nine hundred (15,900) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Company shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of seven thousand nine hundred fifty (7,950) yen per one (1) Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

B. Distribution of Residual Assets

If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in the amount of three million (3,000,000) yen per Preferred Share. The Company shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Company in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Company may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Company shall not consolidate or split any Preferred Shares. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period during which Preferred Shareholders are Entitled to Request Conversion

On and after the issuance date of the Preferred Shares to and including July 31, 2008

(B)	Terms of Conversion

a.	Initial Conversion Price

The initial conversion price shall be the amount obtained by dividing the conversion price of the Series 2 Class 2 Preferred Shares of UFJ Holdings, Inc. effective as of the date immediately preceding the date of the merger by 0.62 (calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen).

b.	Reset of Conversion Price

The conversion price shall be reset on August 1, 2006 and August 1, 2007 (each, hereinafter referred to as the “Reset Date”) to the amount obtained by multiplying the average daily closing price (including closing bids or offered prices) of the Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the relevant Reset Date by 1.025 (calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen); provided, however, that if the conversion price so calculated is less than one million six hundred ninety-three thousand and five hundred (1,693,500) yen (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Floor Price”), the conversion price shall be the Conversion Floor Price. If, during the above-described forty-five (45) trading day period, any event has occurred which would require an adjustment in accordance with c. below, the average price above shall be adjusted in a manner consistent with c. below.

c.	Adjustment of Conversion Price

(a)	After the issuance of the Preferred Shares, the conversion price (including the Conversion Floor Price) will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Price Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion price when adjusted in accordance with the Conversion Price Adjustment Formula is less than one hundred thousand (100,000) yen, the conversion price after adjustment shall be one hundred thousand (100,000) yen.

Conversion price after adjustment	=	Conversion price before adjustment	x	Number of Ordinary Shares already issued	+		Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price per share
				Number of Ordinary Shares already issued		+	Number of Ordinary Shares to be newly issued or transferred

(i)	In the event that the Company issues Ordinary Shares or transfers Ordinary Shares held by the Company at a subscription price or transfer price less than the current market price to be used in the Conversion Price Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion price after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Company issues Ordinary Shares by way of a stock split:

The conversion price after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such Ordinary Shares to be issued by way of a stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to the stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to the stated capital, the conversion price after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Company issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion price (including the Conversion Floor Price) is required by virtue of any amalgamation or merger, capital reduction, or consolidation of Ordinary Shares, etc., the conversion price shall be adjusted to such price as the Board of Directors of the Company determines appropriate.

(c)	The “Current market price per share” in the Conversion Price Adjustment Formula means the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion price after adjustment becomes effective (or, in the case as provided for in the proviso of c. (a) (ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

If any of the events of adjustment of conversion price as set forth in c. (a) or (b) above occurs during the above forty-five (45) trading day period, the conversion price after adjustment shall be adjusted in a manner consistent with c. (a) or (b) above.

(d)	The “Conversion price before adjustment” in the Conversion Price Adjustment Formula means the conversion price in effect on the date immediately preceding the date on which the conversion price after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Price Adjustment Formula means the number of Ordinary Shares of the Company issued and outstanding (excluding the number of Ordinary Shares held by the Company) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion price after adjustment is to become effective.

(e)

The “Subscription price per share” in the Conversion Price Adjustment Formula means (1) in the event that the Company issues Ordinary Shares with a subscription price less than the current market price as set forth in c. (a) (i) above, such subscription price (in the event that payment thereof is made by any consideration other than cash, the fair value of such consideration), (2) in the event that the Company issues Ordinary Shares by way of a stock split as set forth in c. (a) (ii) above, zero, and (3) in the event that the Company issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares at a price less than the current market price as set forth in c. (a) (iii) above, the relevant conversion or exercise price.

(f)	The result of the calculation by the Conversion Price Adjustment Formula shall be rounded up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

(g)	In the event that the difference between the conversion price after adjustment calculated by the Conversion Price Adjustment Formula and the conversion price before adjustment is less than one thousand (1,000) yen, no adjustment shall be made; provided, however, that if any event occurs thereafter that would require adjustment of the conversion price, when calculating the conversion price, such difference shall be deducted from the conversion price before adjustment in the Conversion Price Adjustment Formula.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	3,000,000 yen
Conversion price

In the calculation of the number of the Ordinary Shares to be issued upon conversion, it shall be calculated to the third decimal place and such third decimal place shall be rounded up to the nearest second decimal place.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of Mitsubishi UFJ Financial Group, Inc.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before July 31, 2008 shall be mandatorily converted on August 1, 2008 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing three million (3,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average daily closing price shall be calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than one million two hundred nine thousand seven hundred (1,209,700) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing three million (3,000,000) yen by one million two hundred nine thousand seven hundred (1,209,700) yen. In the calculation of the number of Ordinary Shares provided for above, if any number less than one-hundredth (1/100) of one (1) share results, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

(Attachment 5)

Terms and Conditions to Issuance of Preferred Shares

Class 9 Preferred Shares

(1) Name of Preferred Shares

Class 9 Preferred Shares of Mitsubishi UFJ Financial Group, Inc. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be one hundred fifty thousand (150,000) shares; provided, however, that if any number of the Series 4 Class 4 Preferred Shares issued by UFJ Holdings, Inc. are converted to Ordinary Shares of UFJ Holdings, Inc. on and after April 1, 2005, to and including the day immediately preceding the scheduled merger date, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 4 Class 4 Preferred Shares of UFJ Holdings, Inc. at a ratio of one (1) Preferred Share to one (1) Series 4 Class 4 Preferred Share of UFJ Holdings, Inc.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Company shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of eighteen thousand six hundred (18,600) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees in respect of Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be eighteen thousand six hundred (18,600) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Company shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of nine thousand three hundred (9,300) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

B. Distribution of Residual Assets

If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in the amount of two million (2,000,000) yen per Preferred Share. The Company shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Company in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Company may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Company shall not consolidate or split any Preferred Shares. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period during which Preferred Shareholders are Entitled to Request Conversion

On and after the issue date of the Preferred Shares to and including March 30, 2009

(B)	Terms of Conversion

a.	Initial Conversion Ratio

The Preferred Shares may be converted into Ordinary Shares of the Company at the following conversion ratio per Preferred Share (hereinafter referred to as the “Initial Conversion Ratio”):

Initial Conversion Ratio = 2.197

b.	Reset of Conversion Ratio

The Initial Conversion Ratio shall be reset on October 5 of each year from 2005 through and including 2008 (each, hereinafter referred to as the “Reset Date”) to such conversion ratio as calculated by the following formula (hereinafter referred to as the “Conversion Ratio After Reset”). The Conversion Ratio After Reset shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion Ratio After Reset	=	2,000,000 yen
Current market price × 1.035

However, if any amount less than one thousand (1,000) yen is produced by the calculation of the current market price multiplied by 1.035, such amount shall be rounded up to the nearest one thousand (1,000) yen. If as a result of the above calculation the Conversion Ratio After Reset exceeds 2.197 (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Ceiling Ratio”), the Conversion Ratio After Reset shall be the Conversion Ceiling Ratio. The “Current market price” in the above formula shall be the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the relevant Reset Date, calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

c.	Adjustment of Conversion Ratio

(a)	After the issuance of the Preferred Shares, the conversion ratio as set forth in a. and b. above will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Ratio Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion ratio calculated by the Conversion Ratio Adjustment Formula exceeds forty (40), the conversion ratio after adjustment shall be forty (40). The conversion ratio after adjustment shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion ratio after adjustment	=	Conversion ratio before adjustment	x	Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred
				Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price

(i)	In the event that the Company issues Ordinary Shares or transfers Ordinary Shares held by the Company at a subscription price or transfer price less than the current market price to be used in the Conversion Ratio Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion ratio after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Company issues Ordinary Shares by way of a stock split:

The conversion ratio after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such Ordinary Shares to be issued by way of a stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to the stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to the stated capital, the conversion ratio after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Company issues securities (interests) convertible into Ordinary Shares of the Company or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Ratio Adjustment Formula:

The conversion ratio after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion ratio is required by virtue of any amalgamation or merger, capital reduction, or consolidation of shares, etc., the conversion ratio shall be adjusted to such ratio as the Board of Directors of the Company determines appropriate.

(c)	The “Current market price” in the Conversion Ratio Adjustment Formula means the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion ratio after adjustment becomes effective (or, in the case as provided for in the proviso of c. (a) (ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated by rounding to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

(d)	The “Conversion ratio before adjustment” in the Conversion Ratio Adjustment Formula means the conversion ratio in effect on the date immediately preceding the date on which the conversion ratio after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Ratio Adjustment Formula means the number of shares of the Company issued and outstanding (excluding the number of Ordinary Shares held by the Company) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion ratio after adjustment is to become effective.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	Conversion ratio

In the calculation of the number of the Ordinary Shares to be issued upon conversion, it shall be calculated to the third decimal place and such third decimal place shall be rounded up to the nearest second decimal place.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of Mitsubishi UFJ Financial Group, Inc.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before March 30, 2009 shall be mandatorily converted on March 31, 2009 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average daily closing price shall be calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than nine hundred ten thousand five hundred (910,500) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by nine hundred ten thousand five hundred (910,500) yen. In the calculation of the number of Ordinary Shares provided for above, if any number less than one-hundredth (1/100) of one (1) share results, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

(Attachment 6)

Terms and Conditions to Issuance of Preferred Shares

Class 10 Preferred Shares

(1) Name of Preferred Shares

Class 10 Preferred Shares of Mitsubishi UFJ Financial Group, Inc. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be one hundred fifty thousand (150,000) shares; provided, however, that if any number of the Series 5 Class 5 Preferred Shares issued by UFJ Holdings, Inc. are converted to Ordinary Shares of UFJ Holdings, Inc. on and after April 1, 2005, to and including the day immediately preceding the scheduled merger date, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 5 Class 5 Preferred Shares of UFJ Holdings, Inc. at a ratio of one (1) Preferred Share to one (1) Series 5 Class 5 Preferred Share of UFJ Holdings, Inc.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Company shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of nineteen thousand four hundred (19,400) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be nineteen thousand four hundred (19,400) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Company shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of nine thousand seven hundred (9,700) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

B. Distribution of Residual Assets

If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in the amount of two million (2,000,000) yen per Preferred Share. The Company shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Company in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Company may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Company shall not consolidate or split any Preferred Shares. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period During which Preferred Shareholders are Entitled to Request Conversion

On and after the issuance date of the Preferred Shares to and including March 30, 2009

(B)	Terms of Conversion

a.	Initial Conversion Ratio

The Preferred Shares may be converted into Ordinary Shares of the Company at the following conversion ratio per Preferred Share (hereinafter referred to as the “Initial Conversion Ratio”):

Initial Conversion Ratio = 2.197

b.	Reset of Conversion Ratio

The Initial Conversion Ratio shall be reset on October 5 of each year from 2005 through and including 2008 (each, hereinafter referred to as the “Reset Date”) to such conversion ratio as calculated by the following formula (hereinafter referred to as the “Conversion Ratio After Reset”). The Conversion Ratio After Reset shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion Ratio After Reset	=	2,000,000 yen
Current market price x 1.035

However, if any amount less than one thousand (1,000) yen is produced by the calculation of the current market price multiplied by 1.035, such amount shall be rounded up to the nearest one thousand (1,000) yen. If as a result of the above calculation, the Conversion Ratio After Reset exceeds 2.197 (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Ceiling Ratio”), the Conversion Ratio After Reset shall be the Conversion Ceiling Ratio. The “Current market price” in the above formula shall be the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the relevant Reset Date, calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

c.	Adjustment of Conversion Ratio

(a)	After the issuance of the Preferred Shares, the conversion ratio as set forth in a. and b. above will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Ratio Adjustment Formula”) in the event of any of the items set forth below occurs; provided, however, that if the conversion ratio calculated by the Conversion Ratio Adjustment Formula exceeds forty (40), the conversion ratio after adjustment shall be forty (40). The conversion ratio after adjustment shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion ratio after adjustment	=	Conversion ratio before adjustment	x	Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred
				Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price

(i)	In the event that the Company issues Ordinary Shares or transfers Ordinary Shares held by the Company at a subscription price or transfer price less than the current market price to be used in the Conversion Ratio Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion ratio after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Company issues Ordinary Shares by way of a stock split:

The conversion ratio after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such Ordinary Shares to be issued by way of a stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to the stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to the stated capital, the conversion ratio after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Company issues securities (interests) convertible into Ordinary Shares of the Company or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Ratio Adjustment Formula:

The conversion ratio after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion ratio is required by virtue of any amalgamation or merger, capital reduction, or consolidation of shares, etc., the conversion ratio shall be adjusted to such ratio as the Board of Directors of the Company determines appropriate.

(c)	The “Current market price” in the Conversion Ratio Adjustment Formula means the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion ratio after adjustment becomes effective (or, in the case as provided for in the proviso of c.(a)(ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

(d)

The “Conversion ratio before adjustment” in the Conversion Ratio Adjustment Formula means the conversion ratio in effect on the date immediately preceding the date on which the conversion ratio after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Ratio Adjustment Formula means the number of shares of the Company issued and outstanding (excluding the number of Ordinary Shares held by the Company) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion ratio after adjustment is to become effective.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	Conversion ratio

In the calculation of the number of the Ordinary Shares to be issued upon conversion, it shall be calculated to the third decimal place and such third decimal place shall be rounded up to the nearest second decimal place.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of Mitsubishi UFJ Financial Group, Inc.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before March 30, 2009 shall be mandatorily converted on March 31, 2009 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average daily closing price shall be calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than nine hundred ten thousand five hundred (910,500) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing two million (2,000,000) yen by nine hundred ten thousand five hundred (910,500) yen. In the calculation of the number of Ordinary Shares provided for above, if any number less than one-hundredth (1/100) of one (1) share results, the provisions concerning consolidation of shares as provided for in the Commercial Code shall apply mutatis mutandis.

Attachment 7

Terms and Conditions to Issuance of Preferred Shares

Class 11 Preferred Shares

(1) Name of Preferred Shares

Class 11 Preferred Shares of Mitsubishi UFJ Financial Group, Inc. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be eight (8) shares; provided, however, that if any number of the Series 6 Class 6 Preferred Shares issued by UFJ Holdings, Inc. are converted to Ordinary Shares of UFJ Holdings, Inc. on and after April 1, 2005, to and including the day immediately preceding the scheduled merger date, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 6 Class 6 Preferred Shares of UFJ Holdings, Inc. at a ratio of one (1) Preferred Share to one (1) Series 6 Class 6 Preferred Share of UFJ Holdings, Inc.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Company shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of five thousand three hundred (5,300) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be five thousand three hundred (5,300) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Company shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of two thousand six hundred fifty (2,650) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

B. Distribution of Residual Assets

If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in the amount of one million (1,000,000) yen per Preferred Share. The Company shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Company in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Company may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Company shall not consolidate or split any Preferred Shares. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period During which Preferred Shareholders are Entitled to Request Conversion On and after the issuance date of the Preferred Shares to and including July 31, 2014.

(B)	Terms of Conversion

a.	Initial Conversion Price

The initial conversion price shall be nine hundred eighteen thousand seven hundred (918,700) yen.

b.	Reset of Conversion Price

If the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange (any fraction less than one thousand (1,000) yen being rounded up to the nearest one thousand (1,000) yen) for thirty (30) consecutive Trading Days (“Trading Day” means a day on which a closing price (including closing bids or offered prices) (in regular trading) for the Ordinary Shares of the Company is reported on the Tokyo Stock Exchange) (such thirty (30) Trading Day period shall hereinafter be referred to as the “Reset Calculation Period”) ending on July 15 of each year from 2006 through and including 2013 (or, if any such day is not a Trading Day, the Trading Day immediately preceding such day) (each, hereinafter referred to as the “Setting Date”) is at least one thousand (1,000) yen less than the conversion price effective as of the relevant Setting Date, the conversion price shall, effective as of the August 1 immediately following such relevant Setting Date (each, hereinafter referred to as the “Effective Date”), be reset to the average daily closing price as calculated in the manner set forth above.

However, if such amount so calculated falls under nine hundred eighteen thousand seven hundred (918,700) yen (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Floor Price”), the conversion reset shall be equal to the Conversion Floor Price. If, during the Reset Calculation Period, any event has occurred which would require adjustment in accordance with c. below, the average price above shall be adjusted in a manner consistent with c. below.

c.	Adjustment of Conversion Price

(a)	After the issuance of the Preferred Shares, the conversion price (including the Conversion Floor Price) will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Price Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion price when adjusted in accordance with the Conversion Price Adjustment Formula is less than one hundred thousand (100,000) yen, the conversion price after adjustment shall be one hundred thousand (100,000) yen.

Conversion price after adjustment	=	Conversion price before adjustment	x	Number of Ordinary Shares already issued	+		Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price per share
				Number of Ordinary Shares already issued		+	Number of Ordinary Shares to be newly issued or transferred

(i)	In the event that the Company issues Ordinary Shares or transfers Ordinary Shares held by the Company at a subscription price or transfer price less than the current market price to be used in the Conversion Price Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion price after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Company issues Ordinary Shares by way of a stock split:

The conversion price after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such Ordinary Shares to be issued by way of a stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to the stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to the stated capital, the conversion price after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Company issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion price (including the Conversion Floor price) is required by virtue of any amalgamation or merger, capital reduction, or consolidation of Ordinary Shares, etc., the conversion price shall be adjusted to such price as the Board of Directors of the Company determines appropriate.

(c)	The “Current market price per share” in the Conversion Price Adjustment Formula means the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion price after adjustment becomes effective (or, in the case as provided for in the proviso of c.(a)(ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

If any of the events of adjustment of conversion price as set forth in c.(a) or (b) above occurs during the above forty-five (45) trading day period, the average price above shall be adjusted in a manner consistent with c.(a) or (b) above.

(d)	The “Conversion price before adjustment” in the Conversion Price Adjustment Formula means the conversion price in effect on the date immediately preceding the date on which the conversion price after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Price Adjustment Formula means the number of Ordinary Shares of the Company issued and outstanding (excluding the number of Ordinary Shares held by the Company) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion price after adjustment is to become effective.

(e)

The “Subscription price per share” in the Conversion Price Adjustment Formula means (1) in the event that the Company issues Ordinary Shares with a subscription price less than the current market price as set forth in c.(a)(i) above, such subscription price (in the event that payment thereof is made by any consideration other than cash, the fair value of such consideration), (2) in the event that the Company issues Ordinary Shares by way of a stock split as set forth in c.(a)(ii) above, zero, and (3) in the event that the Company issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares at a price less than the current market price as set forth in c.(a)(iii) above, the relevant conversion or exercise price.

(f)	The result of the calculation by the Conversion Price Adjustment Formula shall be rounded up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

(g)	In the event that the difference between the conversion price after adjustment calculated by the Conversion Price Adjustment Formula and the conversion price before adjustment is less than one thousand (1,000) yen, no adjustment shall be made; provided, however, that if any event occurs thereafter that would require adjustment of the conversion price, when calculating the conversion price, such difference shall be deducted from the conversion price before adjustment in the Conversion Price Adjustment Formula.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	1,000,000 yen
Conversion price

In the calculation of the number of the Ordinary Shares to be issued upon conversion, it shall be calculated to the third decimal place and such third decimal place shall be rounded up to the nearest second decimal place.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of Mitsubishi UFJ Financial Group, Inc.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before July 31, 2014 shall be mandatorily converted on August 1, 2014 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing one million (1,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average daily closing price shall be calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than eight hundred two thousand six hundred (802,600) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing one million (1,000,000) yen by eight hundred two thousand six hundred (802,600) yen. In the calculation of the number of Ordinary Shares provided for above, if any number less than one-hundredth (1/100) of one (1) share results, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

(Attachment 8)

Terms and Conditions to Issuance of Preferred Shares

Class 12 Preferred Shares

(1) Name of Preferred Shares

Class 12 Preferred Shares of Mitsubishi UFJ Financial Group, Inc. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be two hundred thousand (200,000) shares; provided, however, that if any number of the Series 7 Class 7 Preferred Shares issued by UFJ Holdings, Inc. are converted to Ordinary Shares of UFJ Holdings, Inc. on and after April 1, 2005, to and including the day immediately preceding the scheduled merger date, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 7 Class 7 Preferred Shares of UFJ Holdings, Inc. at a ratio of one (1) Preferred Share to one (1) Series 7 Class 7 Preferred Share of UFJ Holdings, Inc.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Company shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of eleven thousand five hundred (11,500) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”), registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”) or holders of fractional Ordinary Shares (hereinafter referred to as the “Fractional Ordinary Shareholders”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be eleven thousand five hundred (11,500) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Company shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Company shall make a cash distribution in the amount of five thousand seven hundred fifty (5,750) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders.

B. Distribution of Residual Assets

If the Company distributes its residual assets upon liquidation, the Company shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders, Registered Ordinary Pledgees or Fractional Ordinary Shareholders in the amount of one million (1,000,000) yen per Preferred Share. The Company shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Company in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Company may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Company shall not consolidate or split any Preferred Shares. The Company shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares of the Company during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period During which Preferred Shareholders are Entitled to Request Conversion

On and after the issuance date of the Preferred Shares to and including July 31, 2009

(B)	Terms of Conversion

a.	Initial Conversion Price

The initial conversion price shall be seven hundred ninety-six thousand (796,000) yen.

b.	Reset of Conversion Price

If the Average AQR Price (defined below) of Ordinary Shares of the Company as reported by the Tokyo Stock Exchange for thirty (30) consecutive Trading Days (“Trading Day” means a day on which the last sale price (in regular trading) for the Ordinary Shares of the Company is reported on the Tokyo Stock Exchange) (such thirty Trading Day period shall hereinafter be referred to as the “Reset Calculation Period”) ending on June 15 of each year from 2006 through and including 2008 (or, if any such day is not a Trading Day, the Trading Day immediately preceding such day) (each, hereinafter referred to as the “Setting Date”) is at least one thousand (1,000) yen less than the conversion price effective as of the relevant Setting Date, the conversion price shall, effective as of June 30 coming immediately after the relevant Setting Date (each, hereinafter referred to as the “Effective Date”), be reset to the Average AQR Price as calculated in the manner set forth above.

However, if such amount so calculated is less than seven hundred ninety-six thousand (796,000) yen (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Floor Price”), the conversion price shall be equal to the Conversion Floor Price.

The “Average AQR Price” of Ordinary Shares of the Company means the arithmetic mean (calculated by the Company and any fraction less than one thousand (1,000) yen being rounded up to the nearest one thousand (1,000) yen) of (x) the daily weighted average price of Ordinary Shares of the Company as reported by the Tokyo Stock Exchange on each Trading Day during the Reset Calculation Period, which weighted average price is announced on such page as designated by Bloomberg L.P. on its screen entitled “JT Equity AQR” to show the weighted average price of Ordinary Shares of the Company as reported by the Tokyo Stock Exchange, or such other page or service as may replace such page (hereinafter collectively referred to as the “Reference Screen”), provided by Bloomberg L.P. between 10:00 a.m. and 11:00 a.m. (London time), or (y) if the relevant Reference Screen is not available in respect of any aforementioned Trading Day, the last sale price (in regular trading) of Ordinary Shares of the Company as reported by the Tokyo Stock Exchange for that Trading Day, in each case subject to any adjustment which becomes effective during the Reset Calculation Period in accordance with c. below.

c.	Adjustment of Conversion Price

(a)	After the issuance of the Preferred Shares, the conversion price (including the Conversion Floor Price) will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Price Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion price when adjusted in accordance with the Conversion Price Adjustment Formula is less than one hundred thousand (100,000) yen, the conversion price after adjustment shall be one hundred thousand (100,000) yen.

Conversion price after adjustment	=	Conversion price before adjustment	x	Number of Ordinary Shares already issued	+		Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price per share
				Number of Ordinary Shares already issued		+	Number of Ordinary Shares to be newly issued or transferred

(i)	In the event that the Company issues Ordinary Shares or transfers Ordinary Shares held by the Company at a subscription price or transfer price less than the current market price to be used in the Conversion Price Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion price after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Company issues Ordinary Shares by way of a stock split:

The conversion price after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such Ordinary Shares to be issued by way of a stock split.

However, if the Board of Directors of the Company determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to the stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to the stated capital, the conversion price after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Company issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion price (including the Conversion Floor Price) is required by virtue of any amalgamation or merger, capital reduction, or consolidation of Ordinary Shares, etc., the conversion price shall be adjusted to such price as the Board of Directors of the Company determines appropriate.

(c)	The “Current market price per share” in the Conversion Price Adjustment Formula means the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion price after adjustment becomes effective (or, in the case as provided for in the proviso of c.(a)(ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

If any of the events of adjustment of conversion price as set forth in c.(a) or (b) above occurs during the above forty-five (45) trading day period, the conversion price after adjustment shall be adjusted in a manner consistent with c.(a) or (b) above.

(d)	The “Conversion price before adjustment” in the Conversion Price Adjustment Formula means the conversion price in effect on the date immediately preceding the date on which the conversion price after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Price Adjustment Formula means the number of Ordinary Shares of the Company issued and outstanding (excluding the number of Ordinary Shares held by the Company) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion price after adjustment is to become effective.

(e)	The “Subscription price per share” in the Conversion Price Adjustment Formula means (1) in the event that the Company issues Ordinary Shares with a subscription price less than the current market price as set forth in c.(a)(i) above, such subscription price (in the event that payment thereof is made by any consideration other than cash, the fair value of such consideration), (2) in the event that the Company issues Ordinary Shares by way of a stock split as set forth in c.(a)(ii) above, zero (0), and (3) in the event that the Company issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares at a price less than the current market price as set forth in c.(a)(iii) above, the relevant conversion or exercise price.

(f)	The result of the calculation by the Conversion Price Adjustment Formula shall be rounded up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen.

(g)	In the event that the difference between the conversion price after adjustment calculated by the Conversion Price Adjustment Formula and the conversion price before adjustment is less than one thousand (1,000) yen, no adjustment shall be made; provided, however, that if any event occurs thereafter that would require adjustment of the conversion price, when calculating the conversion price, such difference shall be deducted from the conversion price before adjustment in the Conversion Price Adjustment Formula.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	1,000,000 yen
Conversion price

In the calculation of the number of the Ordinary Shares to be issued upon conversion, it shall be calculated to the third decimal place and such third decimal place shall be rounded up to the nearest second decimal place.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of Mitsubishi UFJ Financial Group, Inc.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H.	Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before July 31, 2009 shall be mandatorily converted on August 1, 2009 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing one million (1,000,000) yen by the average daily closing price (including closing bids or offered prices) of Ordinary Shares of the Company (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average daily closing price shall be calculated by rounding up to the nearest hundred (100) yen when the fraction is equal to or more than fifty (50) yen, discarding amounts less than fifty (50) yen. If the relevant average price is less than seven hundred ninety-five thousand two hundred (795,200) yen, the relevant Preferred Shares shall be converted into Ordinary Shares and fractional Ordinary Shares in the number as is obtained by dividing one million (1,000,000) yen by seven hundred ninety-five thousand two hundred (795,200) yen. In the calculation of the number of Ordinary Shares provided for above, if any number less than one-hundredth (1/100) of one (1) share results, the provisions concerning consolidation of shares in the Commercial Code shall apply mutatis mutandis.

[Translation]

Agenda Item 3:	Approval of Merger Agreement between UFJ Holdings, Inc. and Mitsubishi Tokyo Financial Group, Inc.

3.	Reasons for Amendment to the Articles of Incorporation due to Merger

In conjunction with the merger (the “Merger”) with UFJ Holdings, Inc. (the “Company”), Mitsubishi Tokyo Financial Group, Inc. (“MTFG”), the surviving company, intends to amend its Articles of Incorporation as set forth in Exhibit 2 or 3, as the case may be, of Article 2 of the Merger Agreement.

Prior to the Merger, MTFG will present the proposed amendment to its Articles of Incorporation (the “Proposed Amendment to Articles of Incorporation Before Merger”), as described on pages [        ] to [        ] of Exhibit 1 to Article 2 of the Merger Agreement, to its Annual General Shareholders’ Meeting to approve this proposal. Upon approval thereof, the Proposed Amendment to Articles of Incorporation Before Merger will immediately become effective.

<Exhibit 2>

If the Proposed Amendment to Articles of Incorporation Before Merger is approved by the Annual General Shareholders’ Meeting of MTFG, in conjunction with the merger between the Company and MTFG, the Articles of Incorporation will be amended in respect of the corporate name, the method of public notice, the total number of shares authorized to be issued and the preferred shares. Also, the necessary amendments will be made in respect of the terms of office of the directors of MTFG who assumed office before the Merger.

In addition to the above, the maximum number of directors and corporate auditors will be increased with a view of possible expansion of the businesses and review of corporate governance. The amendments relating to shortening the term of office of directors, directors with title and the board of directors are intended to clarify the management responsibility of directors and to build a management system that will enable the new company to quickly respond to changes in the management environment. A new provision will be established so that outside directors may fully perform their expected roles and enter into agreements limiting their responsibility to the new company to the extent permitted under applicable laws and ordinances.

As described on pages [        ] to [        ] of Exhibit 2 to Article 2 of the Merger Agreement, Articles 1, 4, 5, 11 through 13, 17, 18, 20, 27, 28 through 31 and 38 of the Articles of Incorporation will be amended and the article numbers of articles after Article 31 will be incrementally increased due to the establishment of the new Article 31.

The Board of Corporate Auditors of the Company unanimously approved the establishment of the new Article 31.

<Exhibit 3>

If the Proposed Amendment to Articles of Incorporation Before Merger is not approved by the Annual General Shareholders’ Meeting of MTFG, in conjunction with the merger between the Company and MTFG, the Articles of Incorporation will be amended and refined in respect of the corporate name, the method of public notice, the total number of shares authorized to be issued and the preferred shares. Also, the necessary amendments will be made in respect of the terms of office of the directors of MTFG who assumed office before the Merger.

In accordance with the recent amendment to the Commercial Code of Japan, necessary amendments will be made in respect to the voting rights of preferred shares, procedures for purchase or cancellation of the shares owned by a company and the right to subscribe for new shares.

In addition to the above, the maximum number of directors and corporate auditors will be increased with a view of possible expansion of the businesses and review of corporate governance. The amendments relating to shortening the term of office of directors, directors with title and the board of directors are intended to clarify the management responsibility of directors and to build a management system that will enable the new company to quickly respond to changes in the management environment. A new provision will be established so that outside directors may fully perform their expected roles and enter into agreements limiting their responsibility to the new company to the extent permitted under applicable laws and ordinances.

As described on pages [        ] to [        ] of Exhibit 3 to Article 2 of the Merger Agreement, Articles 1, 4, 5, 11 through 13, 17, 18, 20, 27, 28 through 31 and 38 of the Articles of Incorporation and Article 1 of Supplementary Provisions will be amended and the article numbers of articles after Article 31 will be incrementally increased due to the establishment of the new Article 31.

The Board of Corporate Auditors of the Company unanimously approved the establishment of the new Article 31.

[Translation]

4.	Names of Directors and Statutory Auditors Appointed upon the Merger

Directors

Name (Birth Date)	Brief resume including representation of other companies		Number of the Company Shares Held as of Mar. 31, 2005
Ryosuke Tamakoshi	May 1970	Joined The Sanwa Bank, Limited
(July 10, 1947)	June 1997	Director of The Sanwa Bank, Limited
	June 1999	Retired from Director of The Sanwa Bank, Limited
	June 1999	Senior Executive Officer of The Sanwa Bank, Limited
	April 2000	Senior Executive Officer of The Sanwa Bank, Limited and President of Sanwa Bank California
	July 2001	Senior Executive Officer of The Sanwa Bank, Limited and President of United California Bank
	January 2002	Senior Executive Officer of UFJ Bank Limited and President of United California Bank	19 (0)
	March 2002	Senior Executive Officer of UFJ Bank Limited
	May 2002	Deputy President and Senior Executive Officer of UFJ Bank Limited
	June 2002	Director and Deputy President of UFJ Bank Limited
	January 2003	Director and Deputy President and Head of Global Banking & Trading Division of UFJ Bank Limited
	May 2004	Chairman of UFJ Bank Limited (current)
	June 2004	President and CEO of the Company (current)

Toshihide Mizuno	April 1973	Joined The Sanwa Bank, Limited
(April 19, 1950)	February 1997	General Manager, Treasury Department of The Sanwa Bank, Limited
	May 2000	Executive Officer and General Manager, Treasury Department of The Sanwa Bank, Limited
	January 2002	Executive Officer and General Manager,Comprehensive Treasury Department of UFJ Bank Limited
	May 2002	Senior Executive Officer of the Company

2

Name (Birth Date)	Brief resume including representation of other companies		Number of the Company Shares Held as of Mar. 31, 2005
	June 2002	Director of UFJ Bank Limited
	June 2002	Director and Senior Executive Officer of the Company	21 (0)
	June 2003	Director and Senior Executive Officer, and General Manager, Group Planning Department of the Company
	May 2004	Director of UFJ Trust Bank Limited (current)
	May 2004	Director and Senior Executive Officer of UFJ Bank Limited
	June 2004	Director and Senior Executive Officer of the Company (current)
	July 2004	Director of UFJ Bank Limited
	October 2004	Retired from Director of UFJ Bank Limited

Shintaro Yasuda (December 23, 1946)	April 1970	Joined The Toyo Trust and Banking Company, Limited
	June 1998	Director of The Toyo Trust and Banking Company, Limited
	June 1999	Retired from Director of The Toyo Trust and Banking Company, Limited
	June 1999	Executive Officer and General Manager, Systems and Operations Planning Department of The Toyo Trust and Banking Company, Limited
	May 2000	Senior Executive Officer of The Toyo Trust and Banking Company, Limited
	June 2000	Managing Director of The Toyo Trust and Banking Company, Limited
	February 2001	Managing Director and General Manager, Credit Policy and Planning Department of The Toyo Trust and Banking Company, Limited
	February 2001	Managing Director of The Toyo Trust and Banking Company, Limited	19
	March 2001	Retired from the Director of The Toyo Trust and Banking Company, Limited	(0)
	April 2001	Senior Executive Officer and General Manager, Trust Business Unit and Asset Management Business Unit of the Company
	January 2002	Director and Senior Executive Officer and Head of Asset Management Business of UFJ Trust Bank Limited
	May 2002	Director and Senior Executive Officer of UFJ Trust Bank Limited
	May 2003	Director and Deputy President and Senior Executive Officer and Head of Wholesale Business of UFJ Trust Bank Limited
	May 2004	President of UFJ Trust Bank Limited (current)
	June 2004	Director of the Company (current)
Representation of other companies President of UFJ Trust Bank Limited

3

Name (Birth Date)	Brief resume including representation of other companies		Number of the Company Shares Held as of Mar. 31, 2005
Hirohisa Aoki	April 1972	Joined The Tokai Bank, Limited
(July 11, 1949)	June 1998	Executive Officer of The Tokai Bank, Limited
	April 2000	Senior Executive Officer and General Manager of Main Office of The Tokai Bank, Limited
	January 2002	Senior Executive Officer of UFJ Capital Markets Securities Co., Ltd.	12 (1)
	June 2002	Senior Executive Officer of UFJ Tsubasa Securities Co., Ltd.
	June 2004	Director and Senior Executive Officer of UFJ Tsubasa Securities Co., Ltd. (current)

Hiroshi Hamada	April 1957	Joined Ricoh Company, Ltd.
(April 28, 1933)	May 1975	Director of Ricoh Company, Ltd.
	June 1980	Managing Director of Ricoh Company, Ltd.
	April 1981	Senior Managing Director of Ricoh Company, Ltd.
	April 1983	President and Director of Ricoh Company, Ltd.	0
	April 1996	Chairman and CEO of Ricoh Company, Ltd.	(0)
	April 2001	Corporate Auditor of the Company
	June 2002	Director of the Company (current)
	June 2004	Principal Advisor of Ricoh Company, Ltd. (current)

Iwao Okijima	April 1958	Joined the Toyota Motor Co., Ltd.
(December 27, 1934)	September 1985	Director of TOYOTA MOTOR CORPORATION
	September 1990	Managing Director of TOYOTA MOTOR CORPORATION
	September 1992	Senior Managing Director of TOYOTA MOTOR CORPORATION
	August 1995	Executive Vice Presidents, Member of the Board of TOYOTA MOTOR CORPORATION
	June 1999	Senior Advisor to the Board of TOYOTA MOTOR CORPORATION	2
	June 1999	Chairman of KOITO MANUFACTURING CO.,LTD.	(0)
	June 1999	Director of Hino Motors, Ltd.
	June 2000	Chairman of the Board and Representative Director of Hino Motors, Ltd.
	July 2002	Advisor of TOYOTA MOTOR CORPORATION (current)
	June 2003	Retired from Director of KOITO MANUFACTURING CO.,LTD.
	June 2004	Director of the Company (current)
Senior Advisor of Hino Motors, Ltd. (current)

Note

1.	Director candidates Mr. Hiroshi Hamada and Mr. Iwao Okijima, respectively, satisfy the requirements for an outside director as set forth in Article 188, Paragraph 2, Item 7-2 of the Commercial Code of Japan.
2.	There is no special interest between the directors to take office upon the merger and the Company or Mitsubishi Tokyo Financial Group, Inc.
3.	The number in parentheses in the “Number of the Company Shares Held as of Mar. 31, 2005” means shares of Mitsubishi Tokyo Financial Group, Inc held by each of the candidates.

4

Statutory Auditors

Name (Birth Date)	Brief resume including representation of other companies		Number of the Company Shares Held as of Mar. 31, 2005
Haruo Matsuki (April 25, 1948)	April 1971	Joined The Toyo Trust and Banking Company, Limited
	May 1999	Head of Wholesale Market Division, General Manager of Corporate Finance Dept. of The Toyo Trust & Banking Company, Limited
	June 1999	Executive Officer, Head of Wholesale Market Division, General Manager of Corporate Finance Dept. of The Toyo Trust & Banking Company, Limited
	December 1999	Executive Officer, Head of Wholesale Market Division, General Manager of Corporate Business Management Dept. of The Toyo Trust & Banking Company, Limited	12
	September 2000	Executive Officer, General Manager of Corporate Business Management Dept. of The Toyo Trust & Banking Company, Limited	(0)
	February 2001	Executive Officer, Co-Head of Wholesale Market Division of The Toyo Trust & Banking Company, Limited
	March 2001	Senior Executive Officer of The Toyo Trust and Banking Company, Limited
	June 2001	Managing Director of The Toyo Trust and Banking Company, Limited
	January 2002	Director and Senior Executive Officer of UFJ Trust Bank Limited
	September 2004	Senior Executive Officer of UFJ Trust Bank Limited (current)

Kunie Okamoto	June 1969	Joined Nippon Life Insurance Company
(September 11, 1944)	July 1995	Director of Nippon Life Insurance Company
	March 1999	Managing Director of Nippon Life Insurance Company
	March 2002	Senior Managing Director of Nippon Life Insurance Company	0 (0)
	April 2005	President of Nippon Life Insurance Company (current)
Representation of other companies
President of Nippon Life Insurance Company

Note

1.	Mr. Kunie Okamoto satisfies the requirements for an outside statutory auditor as set forth in Article 18, Paragraph 1 of “The Law for Special Provisions for the Commercial Code Concerning Audits, etc., of Joint Stock Companies.”
2.	Mr. Okamoto serves as the Representative Director of Nippon Life Insurance Co. UFJ Bank Limited, a subsidiary of the Company, is borrowing funds, (including loans with a special contract of subordination) from Nippon Life Insurance Co. UFJ Bank Limited and UFJ Trust Bank Limited, also a subsidiary of the Company, are engaging in recurring financial transactions with Nippon Life Insurance Co.
3.	There is no special interest between the statutory auditors to take office upon the merger and the Company or Mitsubishi Tokyo Financial Group, Inc.
4.	The number in parentheses in the “Number of the Company Shares Held as of Mar 31, 2005” means shares of Mitsubishi Tokyo Financial Group, Inc held by each of the candidates.

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5.	Grounds for Determination of Merger Ratio

UFJ Holdings, Inc. (the “Company”) has determined the merger ratio with respect to its merger with Mitsubishi Tokyo Financial Group, Inc. (“MTFG”), as of October 1, 2005, as described below.

In determining the merger ratio, the Company and MTFG (collectively, the “Merging Companies”) separately conducted due diligence and performed independent studies from various viewpoints. On this basis, the Merging Companies had a number of discussions and negotiations regarding merger terms, including the merger ratio. As a result, on February 18, 2005, the Company’s Board of Directors approved the proposed integration agreement (the “Integration Agreement”) providing, among other things, that 0.62 shares of MTFG common stock shall be allotted to one (1) share of the Company common stock (this allotment ratio being hereinafter referred to as the “Merger Ratio”), and the Company entered into the Integration Agreement, and agreed upon the Merger Ratio with MTFG and the other parties to the Integration Agreement. At the same time, the Company considered other agreement terms, such as the ratio of allotment of preferred shares, from financial and legal perspectives, and agreed upon such terms with MTFG and the other parties to the Integration Agreement.

In advance of the above-mentioned board approval, the Company requested an analysis of and opinion on the Merger Ratio from Merrill Lynch Japan Securities Co., Ltd. and J.P. Morgan Securities Asia Pte. Ltd. (collectively, the “Financial Advisors”). The Financial Advisors jointly studied results based on analyses of market stock prices, stock prices of comparable companies, DCF (discounted cash flow), degrees of contribution, and other appropriate analysis methods, and submitted their analysis results with respect to the Merger Ratio. The Financial Advisors also each gave an opinion that as of February 18, 2005, the Merger Ratio was fair, from a financial perspective, to the shareholders of common stock of the Company. (Note)

Subsequently, at the Company’s board meeting on April 20, 2005, upon confirmation that there had been no material change in the prerequisite conditions for the Merger Ratio after the execution of the Integration Agreement and, therefore, that it was unnecessary to modify the Merger Ratio, the proposed merger agreement (the “Merger Agreement”) providing the Merger Ratio and other terms was approved by the Board of Directors. The Company then entered into the Merger Agreement and conclusively agreed upon the Merger Ratio with MTFG.

At the Company’s request, for the execution of the Merger Agreement, the Financial Advisors jointly conducted an analysis using the above-described methods and submitted their analysis results with respect to the Merger Ratio. Each of the Financial Advisors presented an opinion that as of April 20, 2005, the Merger Ratio was fair, from a financial perspective, to the shareholders of common stock of the Company. (Note)

As of April 20, 2005, MTFG has received from Nomura Securities Co., Ltd., Morgan Stanley Japan Limited, and Lazard Freres & Co. LLC presentations of their respective opinions that the Merger Ratio is fair to MTFG from a financial perspective.

(Note)	The assumptions and conditions used by Merrill Lynch Japan Securities Co., Ltd., and J.P. Morgan Securities Asia Pte. Ltd. in formulating their respective opinions are contained in their respective Opinions dated February 18, 2005 and April 20, 2005 attached hereto. The content of the draft Integration Agreement dated February 17, 2005 mentioned in the Financial Advisors’ respective Opinions dated February 18, 2005 is substantially the same as the content of the executed Integration Agreement. The content of the draft merger agreement dated April 19, 2005 mentioned in the Opinions dated April 20, 2005 is the same as the content of the executed Merger Agreement.